INTERNATIONAL FRANCHISE AGREEMENT

of

HERTZ EQUIPMENT RENTAL SYSTEM

by and between

HERTZ EQUIPMENT RENTAL CORPORATION

and

MONGOLIA EQUIPMENT RENTAL CORPORATION

(the “Parties)

HERTZ EQUIPMENT RENTAL SYSTEM

INTERNATIONAL FRANCHISE AGREEMENT

EXHIBIT A - Product Line

EXHIBIT B - Additional Locations

EXHIBIT C - Performance Requirements

EXHIBIT D - Guaranty and Undertaking

EXHIBIT E - OpCo Joinder Letter

- i -

HERTZ EQUIPMENT RENTAL SYSTEM

FRANCHISE AGREEMENT

THIS AGREEMENT is made and entered into this 20th day of February, 2013, by and between, on the one hand, HERTZ EQUIPMENT RENTAL CORPORATION, a  corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal place of business at 225 Brae Boulevard, Park Ridge, New Jersey 07656, U.S.A. (the “Franchisor”), and on the other hand, Mongolia Equipment Rental Corporation, a corporation organized and existing under the laws of Delaware, having its registered address at 2300 W. Sahara Ave., Suite 800, Las Vegas, NV 89102 , the “Franchisee”).

WITNESSETH:

WHEREAS, Franchisor and its affiliates conduct, and license others to conduct, the business of renting, leasing, selling and maintaining the classes of personal property (the “Product Line”) described below, principally for use in construction, materials handling, and commercial and industrial activities, under a unique plan or system (the “System”), which is identified by the Proprietary Marks (defined below) (each an “Equipment Rental Business”);

WHEREAS, the System is characterized and distinguished by Franchisor’s standards and specifications for the Product Line and other equipment; special marketing techniques; methods and techniques for record keeping, reporting, advertising, and sales promotion; and such other features as are conceived or developed by Franchisor for authorized use as part of the System;

WHEREAS, Franchisor has the exclusive right to grant licenses to use the System;

WHEREAS, the System is identified by means of certain trademarks, trade names, service marks, logos, emblems and other indicia of origin, including but not limited to the mark HERTZ EQUIPMENT RENTAL, which are and will be set forth in Franchisor’s Confidential Operating Manual (the “Manual”) or otherwise by Franchisor in writing as being designated for use by Franchisee and by other franchisees of the System in order to identify for the public the System, under which the services are rendered and the high standards of quality attendant thereto (the “Proprietary Marks”);

WHEREAS,  HERTZ SYSTEM, INC. (“Hertz”), a corporation organized and existing under the laws of the State of Delaware, United States of America, with its principal office in Park Ridge, New Jersey 07656, U.S.A., is the owner of the Proprietary Marks and has the right to grant licenses to use those Proprietary Marks; and

WHEREAS, Franchisee, having been advised of the nature of the System, and understanding and acknowledging the necessity of operating in strict accordance with the standards and specifications established by Franchisor and Hertz, desires to receive the benefits to be derived from operating under the System and from using the Proprietary Marks, and desires to be licensed hereunder to operate an Equipment Rental Business identified by the mark HERTZ EQUIPMENT RENTAL and the other Proprietary Marks licensed hereunder.

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NOW, THEREFORE, the parties, in consideration of the undertakings and commitments of each party to the other party set forth herein, the sufficiency of which is hereby acknowledged, mutually agree as follows:

I.

GRANT OF NON-EXCLUSIVE LICENSE

A.

Franchisor hereby grants to Franchisee, upon the terms and conditions herein contained, the right and license, and Franchisee hereby undertakes the obligation, to use the System in the conduct and operation of an Equipment Rental Business under the mark HERTZ EQUIPMENT RENTAL and such other Proprietary Marks as may be prescribed by Hertz (the “Franchised Business”); to use the Proprietary Marks only in accordance with the terms of this Agreement and the conditions set out in the  Consent by HERTZ at the end of this Agreement; to operate and conduct the Franchised Business solely in accordance with the System, as it is now constituted and may be changed, improved, and further developed from time to time; and to operate and conduct the Franchised Business and provide services in connection therewith only within the following area  (the “Area of Responsibility”): The country of Mongolia as its boundaries exist as of the date of this Agreement.  During the term of this Agreement, so long as Franchisee remains, Franchisor shall not establish or license another to establish an Equipment Rental Business within Franchisee’s Area of Responsibility.

B.

Franchisee shall, in connection with the operation of the Franchised Business, rent, lease and maintain only the Product Line set out in Exhibit A to this Agreement, as it may be modified by Franchisor from time to time; provided, however, Exhibit A may be amended from time to time as mutually agreed by Franchisor and Franchisee.

C.

Franchisee expressly acknowledges and agrees that Franchisor retains and reserves all rights not expressly granted to Franchisee in this Agreement.  Franchisor shall retain, for itself, and its, parents, subsidiaries, and affiliates (together, its “Affiliates”) the right, among others, to use, and to license others to use, the System and the Proprietary Marks within and outside the Franchisee’s Area of Responsibility; and to develop, use and license the use of other proprietary marks within and outside the Franchisee’s Area of Responsibility in connection with the sale, rental, lease, or other use of the same, similar or different products and services, in each case except with respect to the Equipment Rental Business for which Franchisee is being granted an exclusive right and license as described in Paragraph I.A above, on any terms and conditions Franchisor may deem advisable, and without granting Franchisee any right therein.  Franchisee expressly acknowledges and agrees that Franchisor and its Affiliates may develop, use and license methods, plans, programs or procedures for the operation of equipment renting businesses which are not part of the System and that Franchisee has no rights therein unless such methods, plans, programs or procedures are expressly made part of the System by Franchisor.

D.

Without limiting generality of the foregoing reservation of rights by Franchisor, Franchisee agrees that it has no rights under this Agreement:

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(1)

To rent, lease or sell any vehicles that are determined by Franchisor to be primarily designed, used or maintained for the transportation of property or goods (a “Truck Rental Business”), subject to Franchisee’s right of first refusal pursuant to Paragraph I.F.3. below, except for the rental or leasing of trucks that are in the Product Line and used in connection with the operation of the Franchised Business;

(2)

Except for new Product Lines sales approved by Franchisor (subject to any restrictions designated by Franchisor, including manufacturer’s sale restriction), to sell the Product Line, or any cars or trucks under the Proprietary Marks or otherwise from or in connection with the Franchised Business (a “Vehicle or Equipment Sales Business”);

(3)

To lease any cars under any lease agreements, or to rent any cars, including for transient rental purposes, for insurance and mechanical related vehicle replacement purposes, or in connection with or through any self-service program or car-sharing service (a “Car Rental Business”); and

(4)

Except as expressly granted to Franchisee in this Agreement pursuant to Paragraph I.A. above, to use any trademark (including other trademarks that contain “HERTZ”) or any system (including other systems that are similar to or contain elements or features of the System) owned, developed, or acquired by Franchisor or its Affiliates.

E.

Franchisee further acknowledges and agrees that nothing in this Agreement shall prohibit Franchisor or its Affiliates from:

(1)

Operating (or licensing others to operate) businesses and systems within (except for another Equipment Rental Business) or without the Area of Responsibility;

(2)

Operating (or licensing others to operate) an Equipment Rental Business under the Proprietary Marks or other trademarks outside the Area of Responsibility;

(3)

Operating (or licensing others to operate) a Truck Rental Business, Vehicle or Equipment Sales Business, or Car Rental Business under the Proprietary Marks or other trademarks within or without the Area of Responsibility, subject to Franchisee’s right of first refusal pursuant to Paragraph I.F.3. below with respect to the Truck Rental Business; or

(4)

Selling any of their assets, engaging in a public offering or private placement of ownership interests, merging with or acquiring other corporations or entities, or being acquired by another corporation or entity (including a corporation or entity which may own or operate systems or chains which may be competitive with or similar to the System).

Franchisee shall, at Franchisee’s expense, acquire or lease the following location or locations for the Franchised Business:

(1)

Within one hundred eighty (180) days of the Commencement Date (as defined below), and as approved by Franchisor, the initial location(s) for the Franchised Business (the “Initial Franchised Premises”).

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(2)

The additional location(s) for the Franchised Business described in Exhibit B hereto (which, together with the Initial Franchised Premises, shall each constitute the “Franchised Premises” hereunder), which must be opened and in operation by the date(s) specified in Exhibit B.  Franchisee’s failure to meet the schedule for opening the additional locations constitutes grounds for termination of this Agreement; provided, however, that Franchisor may, at its option and in lieu of termination, reduce, modify, revise, or reclaim the Area of Responsibility upon notice to Franchisee.

(3)

Franchisor hereby agrees that, so long as Franchisee shall be in full compliance with this Agreement and with all other agreements (if any) between Franchisee and Franchisor,  during the term of this Agreement, and subject to the provisions of this Paragraph I.F.(3), Franchisor will not establish or license another to establish a Truck Rental Business under the System at a location within the Area of Responsibility without first having afforded Franchisee, for a period of one hundred and eighty (180) days, a non-transferrable right of first refusal to establish a Truck Rental Business under the System within the Area of Responsibility.  Franchisee agrees that Franchisor shall have no obligation to establish or to license another to establish a business under the System within the Area of Responsibility if Franchisee elects not to exercise its right of first refusal.  Franchisee shall exercise its right of first refusal by execution of the then-current form of Hertz franchise agreement for the Truck Rental Business, and such other ancillary agreements as Franchisor may then require; provided, however, that the amount of the initial fee, license fee, advertising fee, sales promotion fee, and any other fees to be provided for in the franchise agreement, as well as the length of the term of such franchise agreement, the scope of any territorial provisions, and the grant of any right to establish additional franchised businesses, shall be the subject of negotiation between the Franchisor and the Franchisee.

F.

(1)

To accommodate certain legal and structuring considerations, Franchisor hereby agrees to allow Franchisee to appoint, and the Franchisee agrees that it shall as soon as possible following the date of this Agreement but in any event within 3 calendar months of the Commencement Date, incorporate a company organized and existing under the laws of Mongolia (“OpCo”) to operate the Franchised Business on the express conditions (which conditions shall apply throughout the term of this Agreement) that:  (i) Franchisee shall at all times control and oversee the effective management and operations of OpCo, including all aspects of OpCo’s operations related to the Franchised Business; (ii) Franchisee shall cause OpCo to fully comply with all of the obligations of OpCo set forth in this Agreement and any other agreement with Franchisor; (iii) Franchisee must provide to Franchisor all ownership and operation information and documents that Franchisor may reasonably require with regard to OpCo, including but not limited to information, representations, warranties and agreements about OpCo, and true and complete copies of any available organizational documents of OpCo; and (iv) save for where Franchisor has given its express permission, OpCo shall be an operating company whose primary purpose shall be the issuing, receiving and settling of trade and other payments through a bank account.

(2)

OpCo will operate the Franchised Business, and perform such activities with respect to the operation of the Franchised Business, which as a matter of applicable law must be carried out by OpCo rather than Franchisee, including but not limited to:  employing

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staff and processing visas, applying for local licenses and permits, subscriptions to utilities, obtaining commercial leases, payment of employees’ wages, payment of local taxes, maintaining local books of account and making necessary filings with government bodies.  Franchisee or one or more of its owners must own one hundred percent of ownership interest in OpCo.  OpCo shall limit, and its organizational documents shall limit, its activities to the operation of the Franchised Business.

(3)

OpCo shall be authorized to use the Proprietary Marks and other elements of the System, but only to the extent necessary to perform the obligations delegated to OpCo under this Agreement, and only in compliance with all of the terms and conditions of this Agreement.

(4)

The references to “Franchisee” in this Agreement shall be deemed to include both “Franchisee” and “OpCo,” and Franchisee shall provide, upon incorporation of OpCo, that OpCo shall jointly and severally, directly, unconditionally and irrevocably join in and agree to be bound (as if a party hereto) by, and liable for the breach of, all of Franchisee’s liabilities and obligations under this Agreement by issue of a letter in the form set out in Exhibit E.  Without limiting the generality of the foregoing, OpCo shall be bound by the governing law and arbitration provisions in Article XXII.

II.

TERM AND RENEWAL

A.

The license granted to Franchisee under this Agreement shall commence on July 1st, 2013 (the “Commencement Date”) and continue for ten (10) years (the “Initial Term”), unless renewed or sooner terminated in accordance with the terms hereof.

B.

The license granted to Franchisee under this Agreement may be renewed for two (2) successive five (5) year terms, provided that at the end of the Initial Term (and, as applicable, the end of the first renewal period):

(1)

Franchisee has given Franchisor written notice of its election to renew not more than twelve (12) months nor less than nine (9) months prior to the end of the Initial Term (and, as applicable, the end of the first renewal period);

(2)

Franchisee is not in default of any provision of this Agreement, any amendment hereof or successor hereto, or any other agreement between Franchisee and Franchisor or its Affiliates (whether or not related to this Agreement), and has substantially complied with all the terms and conditions of this Agreement and such other agreements during the terms thereof;

(3)

Franchisee has paid all amounts owed to Franchisor on or before the dates on which they were due;

(4)

Franchisee shall execute the then-current form of Hertz Equipment Rental System International Franchise Agreement being offered by Franchisor, which agreement, it is

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understood, shall supersede this Agreement in all respects and the terms of which may differ from the terms of this Agreement, and which agreement shall include the then applicable license fee, minimum fee and any other fees or assessments being charged by Franchisor; provided, however, that no initial fee shall be payable by Franchisee upon such renewal and, provided further, that the right to renew for two (2) successive five (5) year periods provided for above shall be preserved;

(5)

Franchisee shall execute a general release, in a form satisfactory to Franchisor, of any and all claims against Franchisor and its Affiliates and their officers, directors and employees, in their corporate and individual capacities, arising out of or in connection with this Agreement, including, without limitation, claims arising under all local laws, rules, and ordinances;

(6)

Franchisee shall have complied with Franchisor’s then-current qualification and training requirements;

(7)

Franchisee shall refurbish, repair, replace or obtain, at Franchisee’s expense, such equipment, computer systems, signs, interior and exterior decor items, fixtures, furnishings, supplies and other products and materials required for the operation of the Franchised Business as Franchisor may reasonably require and shall otherwise modernize the Franchised Business to reflect the then-current standards and image of the System as specified in the Manual;

(8)

Franchisor shall have a continuing program for the conduct and operation of the Equipment Rental Business and be offering new franchises to conduct the Equipment Rental Business at the time of such election by Franchisee and upon each renewal;

(9)

Franchisee shall have achieved during the Initial Term of this Agreement (or, as applicable, the first renewal period) the performance requirements set forth and described in Exhibit C hereto; and

           (10)

Franchisor has not notified Franchisee of its determination of any applicable law which is enacted, promulgated or amended after the date of this Agreement that may have a material adverse effect on Franchisor’s or its Affiliates’ rights, remedies or discretion in franchising Equipment Rental Businesses in the Area of Responsibility.

III.

SERVICES OF FRANCHISOR

A.

Franchisor shall, upon request of Franchisee, consult with Franchisee concerning advertising, sales and publicity, and promotion of the Franchised Business.

B.

Franchisor may, at its option and upon such terms as it deems advisable, provide Franchisee with continuing advisory assistance in the operation of the Franchised Business.  Franchisor may from time to time offer to Franchisee, at Franchisee’s expense, materials and bulletins on sales, marketing developments, and operating techniques.

C.

Franchisor shall provide Franchisee with access to the Manual as more fully

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described in Paragraph VII. hereof, the contents of which Manual may be amended or supplemented by Franchisor from time to time.

D.

Franchisor shall include such information as Franchisor deems appropriate about Franchisee and other System franchisees on Franchisor’s Website (as defined below) and in such other electronic and other sales promotion material as may from time to time be determined by Franchisor.

E.

Franchisor may, from time to time and at its sole discretion, offer certain products and services to Franchisee, for purchase at Franchisee’s option, including Hertz Equipment Rental System Standard Rental Agreements, other forms, stationery, standard Hertz Equipment Rental signs, sales promotional materials, and decalcomania, upon such price, terms, and conditions as Franchisor may determine.

F.

Franchisor shall, as may be deemed appropriate by Franchisor, include on Franchisor’s Website such information with respect to rates, equipment and conditions under which the Product Line may be rented from System franchisees.

G.

Franchisor shall, at its sole discretion, make available to Franchisee, such programs as Franchisor may from time to time develop or designate to facilitate the purchase of various equipment and materials required in the Franchised Business (at Franchisor’s sole discretion, from Franchisor, its Affiliates, or third party suppliers), upon such price, terms and conditions as Franchisor may determine, and to the extent permitted by law.

H.

Franchisor shall make available to Franchisee, at Franchisor’s sole discretion and upon such terms as Franchisor deems advisable, access to a program for the disposal of used equipment.

I.

Notwithstanding anything to the contrary contained in this Agreement, any obligation Franchisor may have to provide training or assistance that involves personnel traveling to the Area of Responsibility is subject to Franchisor’s determination, in its sole discretion and based on such information as Franchisor deems appropriate, including U.S. State Department travel advisories, that it is safe to travel to the proposed destination.

J.

Franchisee acknowledges and agrees that any designee, employee, regional/branch offices, contractor or agent of Franchisor may perform any duty or obligation imposed on Franchisor by this Agreement, as Franchisor may designate.

IV.

FEES

A.

In consideration of the license granted herein, Franchisee shall pay to Franchisor the following fees:

(1)

An initial fee of Forty Five Thousand Dollars ($45,000.00) upon execution of this Agreement, of which thirty Thousand Dollars($30,000.00) shall be for costs heretofore incurred by Franchisor in connection with this Agreement and Fifteen Thousand Dollars ($15,000.00) shall be for costs incurred by Franchisor in furnishing assistance and services to Franchisee during the initial phase of the Franchised Business, which are to defray Franchisor’s

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costs of any kind or nature by way of reimbursement or otherwise.  Franchisee acknowledges and agrees that the initial fee shall be deemed fully earned upon execution of this Agreement as consideration for Franchisor’s lost or deferred opportunity to license others and to defray Franchisor’s costs. If Franchisor permits Franchisee to defer payment of a portion of the initial fee and this Agreement is terminated at any time before the initial fee has been paid in full, the balance of the initial fee shall immediately become due to Franchisor.

(2)

A continuing monthly license fee in an amount equal to six percent (6%) of the Gross Revenue, as hereinafter defined, derived from the Franchised Business, but not less than $135,000 per annum.  The minimum annual amount shall be applied beginning 12 months from the Commencement Date and shall be adjusted pro rata in the case of a partial year, and all payments of the minimum annual amounts shall commence and be due to Franchisor upon the submission of the annual statements required under Paragraph IX.C.(1) hereof.

(3)

An amount equal to one percent (1%) of all sums or other consideration received by Franchisee during the prior month related to (i) the sale, trade-in or other disposal of used equipment previously employed in the conduct of the Franchised Business, and (ii) new Product Lines sales approved by Franchisor, which such sums or other consideration shall not also be subject to the continuing monthly license fee otherwise due under Paragraph IV.A. (2) above, provided the one percent (1%) fee is timely paid.

B.

If required by Franchisor, Franchisee shall pay any assessments related to Franchisor’s Programs (as defined in Paragraph V.J.(2) below) on the same pro rata basis as other System franchisees within the same geographical or market area as the Area of Responsibility (as determined by Franchisor from time to time).  Such assessments may be used by Franchisor to defray any of Franchisor’s operating expenses and overhead reasonably related to the administration, direction or operation of such Programs.  Franchisor shall from time to time determine and inform Franchisee of the amount of such assessments, and the time and manner of payment thereof by Franchisee.

C.

All payments required by this Paragraph IV. to be paid to Franchisor shall be due in such manner and at such times (which may be on a monthly or other periodic basis) as may be prescribed by Franchisor from time to time, in its sole discretion.  Any payment, or any report or statement required under any other paragraph of this Agreement, not actually received by Franchisor on or before the date on which it is due shall be deemed overdue.  Franchisee shall pay Franchisor a late fee of not less than 10% of the total amount overdue.  Such late fee shall not be deemed a waiver or an election of remedies by Franchisor, nor shall it be deemed a penalty.  Such late fee shall be deemed to reimburse Franchisor for its reasonable added administrative cost and expenses associated with such late payment.  Franchisee acknowledges and agrees that these added costs and expenses are difficult to calculate and that such late fee is a reasonable estimate of such added costs and expenses.

D.

“Gross Revenue,” for the purposes of this Agreement, shall mean and include the gross amount of all sums, whether such sums are cash or credit, billed or charged by Franchisee (whether or not the same shall have been paid or collected) as time, mileage, or use charges, loss and collision damage waiver charges, personal accident or other insurance charges (net of the portion of such charges which is payable by Franchisee to the insurance carrier issuing the

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applicable policy), and all other charges and all other income of every kind and nature derived from the Franchised Business; but shall not include the amount of any sales or other similar taxes imposed by government authorities separately stated and collected from customers, any refueling service charges separately stated, equipment transportation and delivery charges provided by third parties and separately stated and supported by original invoice, nor any sums received as insurance or otherwise to reimburse Franchisee for damage to the personal property of Franchisee, or to reimburse Franchisee for the loss, conversion, or abandonment of such property (but inclusive of all proceeds of any business interruption insurance policies maintained by Franchisee).

E.

All amounts mentioned in this Agreement are in the currency of the United States of America and all references to “Dollars” or “$” in this Agreement are to the currency of the United Statement of America.  All payments to Franchisor pursuant to this Agreement shall be made in the currency of the United States of America at the prevailing rate of exchange at the principal commercial banks where Franchisee's principal place of business is located on the first business day of the month during which payment is due.  Without limiting the generality of Paragraph IV.C above, Franchisor shall have the right to require that all payments due under this Agreement shall be made by international bank wire transfer in immediately available funds to a bank account designated by Franchisor, unless the transmission of said monies would violate applicable governmental regulations for the control of currency or banking, in which case said monies shall, at the option of Franchisor, be deposited by Franchisee for the account of Franchisor in an interest-bearing, United States dollar-linked account with an appropriate depository agent designated by Franchisor and subject to the sole control of Franchisor.  All fees assessed in connection with conversion of currencies or transmittal of payment shall be borne by Franchisee.  Franchisor shall be entitled to all interest earned on such deposits.  In the event such restrictions are in place for ninety (90) days or longer, Franchisor shall have the right, but not the obligation, to terminate this Agreement upon notice to Franchisee.

F.

Franchisee shall provide Franchisor within one hundred eighty days (180) days of the Commencement Date a standby letter of credit, in form and substance satisfactory to Franchisor in the amount of _________________, from a leading commercial bank approved by Franchisor.

V.

DUTIES OF FRANCHISEE

A.

Franchisee understands and acknowledges the importance of maintaining the excellent reputation of Franchisor and its System, and recognizes the need to comply with the System as now constituted and as the same may from time to time be changed by Franchisor, and that such compliance is important to Franchisee, Franchisor and other franchisees in order to develop and maintain high quality and uniform operating standards, and to protect Franchisor’s reputation and goodwill.

B.

Franchisee shall continuously offer, energetically advertise, and otherwise actively promote the Product Line so as to develop the largest possible market for the Product Line within the Area of Responsibility; and shall otherwise devote Franchisee’s best efforts to the conduct and operation of the Franchised Business.

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C.

Franchisee shall designate one individual as the representative of Franchisee (the “Representative”) at the end of this Agreement, who is authorized to act on behalf of, and bind,  Franchisee with respect to this Agreement. The Representative shall have the right to manage the Franchised Business.  Franchisee and the Representative shall devote their best efforts to the development, conduct, maintenance and operation of the Franchised Business, within the Area of Responsibility; and use every reasonable means to encourage the use of Hertz world-wide equipment rental services.

D.

Prior to opening the Franchised Business, Franchisee’s Representative, manager and key employees shall, at Franchisee’s sole expense (including all travel and living expense), attend and complete such initial training programs and courses at reasonable frequency as Franchisor may require.  In addition, Franchisor may require Franchisee’s Representative, at Franchisee’s sole expense (including all travel and living expense) to attend such remedial training programs and courses as Franchisor deems necessary to improve Franchisee’s operation of the Franchised Business.  Franchisee’s Representative, manager and key employees may, at Franchisee’s option and sole expense (including all travel and living expense, and the payment of associated training fees, if any), attend and complete such other additional training programs and courses as Franchisor may, in its sole discretion, offer from time to time.  Franchisee shall implement a training program for all employees of the Franchised Business in accordance with Franchisor’s then-current standards and procedures.

E.

Franchisor may, at its sole option, hold periodic conventions or seminars for System franchisees, which may include programs on sales and marketing techniques, performance specifications, advertising programs and training suggestions, among other things.  Franchisee’s attendance at each such convention or seminar is mandatory and Franchisee shall pay all expenses of attending, including travel, lodging, meals and entertainment.

F.

All sales and marketing activities of Franchisee shall conform to the standards, methods and procedures which may be prescribed from time to time by Franchisor in writing.  Franchisee shall maintain a sufficient supply of, and use at all times in its operation hereunder, only such promotional, sales, and marketing supplies and materials as conform with Franchisor’s image, standards and such specifications as Franchisor may prescribe from time to time.  In addition, Franchisee agrees to list the Franchised Business, as directed by Franchisor, in paper and electronic directories applicable to the Area of Responsibility.  Franchisee authorizes Franchisor, at Franchisor’s discretion, to appoint any qualified agent or agency to place telephone directory and electronic listings, at Franchisee’s expense, in the uniform manner prescribed by Franchisor.  Franchisee agrees to pay for such listings in the manner prescribed by Franchisor from time to time.

G.

Franchisee shall operate the Franchised Business only from the Franchised Premises.  Franchisee agrees to use the Franchised Premises solely for the purpose of operating the Franchised Business, except as otherwise agreed to by Franchisor in writing; and to keep the Franchised Premises open and in normal operation for such minimum hours and days as Franchisor may reasonably prescribe from time to time.  Franchisee shall actively and continuously operate the Franchised Business at each of the Franchised Premises in accordance with Paragraph I.F. above throughout the term of this Agreement.

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H.

Franchisee agrees to maintain the Franchised Premises in a clean, attractive condition and in good repair, and in connection therewith, shall make such reasonable additions, repairs and replacements thereto as may be required for that purpose, including, without limitation, such periodic repainting, repairs to impaired equipment, and such other repairs and renovation as Franchisor may reasonably direct from time to time.

I.

Franchisee agrees to rent, lease and maintain only the equipment included in the Product Line set out in Exhibit A to this Agreement and specified in the Manual; to repair and maintain the Product Line as prescribed by Franchisor; to replace individual components of such Product Line at such reasonable intervals as Franchisor may require; to incorporate in or delete from the Product Line such categories of equipment as Franchisor may specify; and to maintain such quantities of equipment in each equipment category as Franchisor may require; to keep and maintain all equipment in excellent mechanical and running order, and in a safe, efficient, clean and presentable condition, and to promptly respond to manufacturer’s recalls and to comply with the manufacturer’s instructions related thereto.

J.

Franchisee shall maintain and operate the Franchised Business in conformity with such standards, specifications and procedures as Franchisor may from time to time prescribe in the Manual or otherwise in writing, including but not limited to the following obligations:

(1)

To participate in any and all programs, campaigns or activities, regular or special, relating to advertising, sales promotion, marketing, reservations, centralized billing, or any other program, campaign or activity which Franchisor may from time to time engage in, conduct or prescribe, in its sole discretion, for its benefit and the benefit of System franchisees.

(2)

To subscribe to, participate in, and comply with any and all operating programs, customer satisfaction programs, account programs, coupon programs, experimental or test programs, and such other programs that Franchisor may from time to time prescribe in the Manual or otherwise in writing, including, but not limited to, the Franchisor’s: (i) frequent renter or loyalty programs; and (ii) Franchisor Account Programs (as defined in and in accordance with and subject to Paragraph V.J. (13) below); as all such programs may be modified, replaced or instituted by Franchisor from time to time (together with all programs, campaigns, and activities described in Paragraph V.J.(1) above, the “Programs”).  Franchisee agrees to support and service the Programs in accordance with the relevant provisions thereof, as required by Franchisor, and to contribute to the expense thereof, if any, on the same basis as other System franchisees in accordance with Paragraph IV.B. above.  Franchisee understands and agrees that it may be required to enter into participation or other agreements, which shall contain such terms and conditions as Franchisor shall determine to be appropriate, to evidence Franchisee’s participation in such Programs.

(3)

To purchase and install such signs, fixtures, furnishings, appliances and equipment as Franchisor may direct from time to time to comply with standards and specifications required by the System; and to refrain from installing or permitting to be installed any signs, fixtures, furnishings, appliances or equipment not meeting Franchisor’s standards and specifications.  Franchisee agrees to refurbish and upgrade the Franchised Premises as may be reasonably required by Franchisor to maintain or improve the appearance of the Franchised Premises, to accommodate new or additional equipment or equipment related requirements, and

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to conform to Franchisor’s current standards and specifications as Franchisor may from time to time prescribe in the Manual or otherwise in writing.  Franchisee agrees to display, at Franchisee’s expense, the mark HERTZ EQUIPMENT RENTAL and such other Proprietary Marks as Franchisor designates on all signage, forms, uniforms, stationery and any other items that Franchisor designates for display of such Proprietary Marks.  In the event that Franchisor changes its Proprietary Marks, or trade dress, Franchisee shall have a reasonable period of time (as Franchisor may from time to time prescribe in the Manual or otherwise in writing) to make such modifications pursuant to this Paragraph.

(4)

To carry out and report to Franchisor such customer satisfaction tracking techniques as Franchisor requires and to achieve throughout the term of this Agreement the performance requirements set forth and described in Exhibit C hereto.

(5)

To require that employees of Franchisee, while working at the Franchised Business, wear uniforms, provided by Franchisee at Franchisee’s expense, of such color, design and other specifications as Franchisor may require.  Franchisee’s employees shall present a neat and clean appearance at all times and render competent and courteous service to all customers of the Franchised Business.  Franchisee shall employ (or the Representative serve as) a manager who shall devote his full time to the management and operation of the Franchised Business.

(6)

To decorate, in a manner satisfactory to Franchisor, the interior and exterior of the Franchised Premises with the colors and other trade dress prescribed by Franchisor from time to time; and to paint and letter the Product Line and other personal property utilized in the Franchised Business in the uniform manner prescribed by Franchisor from time to time.

(7)

To cooperate with all other franchisees and Equipment Rental Businesses operated by Franchisor’s parent and to comply with all policies and procedures set forth in the Manual.

(8)

To use, in connection with the renting of the Product Line, at Franchisee’s expense, only the Hertz Equipment Rental System Standard Rental Agreement forms from time to time specified by Franchisor and no modifications, alterations or additions shall be made to such forms without Franchisor’s prior written consent (save that the forms may be translated into any relevant language if the Franchisee so requires).  Franchisee shall purchase from Franchisor’s approved suppliers the Hertz Equipment Rental System Standard Rental Agreement forms that meet Franchisor’s then-current specifications.

(9)

To afford each renter of the Product Line, in accordance with the Hertz Equipment Rental System Standard Rental Agreement, the option, by payment of an additional charge specified by Franchisee, to effect the waiver of certain claims by Franchisee against such renter for loss of or damage to the rented personal property, subject, however, to all the terms, conditions, and limitations contained in the Hertz Equipment Rental System Standard Rental Agreement and applicable laws.

(10)

To promptly and courteously honor, to the same extent and pursuant to the same terms and conditions Franchisor honors, centralized billing arrangements and any charge

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cards which may from time to time be approved by Franchisor, whether or not such cards are guaranteed cards, and to honor such cards in accordance with the terms and conditions thereof, or in the manner from time to time prescribed by Franchisor.  Nothing herein shall be construed to prevent Franchisee from honoring any other charge cards in its discretion.

(11)

To diligently solicit and endeavor to secure suitable applicants for centralized billing which Franchisor, or its Affiliates, in their sole discretion, may decide to approve from time to time, and to forward applications to Franchisor, or such Affiliate, for investigation and approval.

(12)

To maintain the type of time, use, mileage or other rates promoted or prescribed by Franchisor from time to time; to furnish Franchisor with a complete schedule of Franchisee’s charges and rates; and to maintain the types and levels (maximum or minimum) of rates promoted or prescribed from time to time by Franchisor to the extent allowed by applicable law which, in Franchisor’s sole discretion, and business judgment, Franchisor determines best serve the competitive and other business interests of the System.  In Franchisor’s sole discretion, such rates may include or exclude a separate charge or charges for mileage, the insurance referred to in Paragraph V.J.(9) hereof, gasoline, oil, maintenance or any other item.

(13)

Franchisor and its Affiliates may enter into contracts throughout the term of this Agreement with commercial entities, membership associations, governmental or inter-governmental agencies and departments, and other groups and organizations under which the contracting party receives contracted rates, discounts, rebates or other benefits (“Franchisor Account Programs”); Franchisee agrees to comply with, and adhere to, all such contracted rates, discounts, rebates or other benefits as Franchisor may from time to time prescribe in the Manual or otherwise in writing, except as may otherwise be required by applicable law.  Further, Franchisee agrees to comply with all of the terms and conditions of all Franchisor Account Programs as Franchisor may establish and modify them from time to time, including liability insurance coverages.

(14)

To cooperate in the preparation, development and maintenance of an interior page on Franchisor’s Website, which shall contain such information about Franchisee’s Franchised Business as Franchisor deems necessary or appropriate.  All such information (and any proposed revisions thereto) shall be subject to Franchisor’s approval prior to posting or use.  Except for hertzmongolia.com and mongoliahertz.com, Franchisor’s Website is the only Website authorized for advertising the Franchised Business, and, except as provided in this Paragraph V.J. (14), absent Franchisor’s prior written approval, Franchisee is strictly prohibited from advertising the Franchised Business on any website other than Franchisor’s designated Website.  Franchisor shall have sole discretion and control over Franchisor’s Website design and content.  Franchisor shall have no obligation to maintain its Website or Websites indefinitely, and shall have the right to dismantle any Website or alter any Website’s form or content at any time without liability to Franchisee.  Franchisor may also engage third parties to develop, administer or otherwise service such Websites.  Franchisor shall be the owner of hertzmongolia.com, mongoliahertz.com or any other URL for any website that includes the Proprietary Marks, or any other proprietary mark, words, or other name associated with the Franchisor or the System.  Except for hertzmongolia.com and mongoliahertz.com, Franchisee further agrees that it shall not use any existing or future Proprietary Marks or any variation thereof as part of a domain name or

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electronic address of any website and agrees to immediately transfer, without charge, the ownership of any domain names containing the Proprietary Marks including hertzmongolia.com and mongoliahertz.com to Franchisor upon demand.  As used herein, “Website” means any interactive electronic document, contained in a network of electronic devices linked by communications software, that Franchisor operates or authorizes others to operate and that refers to the Franchised Business, the Proprietary Marks, or the System.

(15)

To comply with all of the terms and conditions of all customer complaint programs that Franchisor may from time to time prescribe in the Manual or otherwise in writing.  Pursuant to such programs, Franchisor shall have the right to resolve customer complaints on Franchisee’s behalf and to receive reimbursement from Franchisee for the costs of resolving such complaints, and Franchisee agrees to abide by all customer complaint decisions rendered by Franchisor.

(16)

To refrain from engaging in any practices which tend to mislead the public in any way.

K.

Franchisee shall permit Franchisor and its agents to enter the Franchised Premises at any reasonable time and on reasonable prior notice and as often as Franchisor may elect for the purpose of conducting inspections and audits to determine Franchisee’s compliance with this Agreement; shall cooperate fully with Franchisor’s representatives in such inspections and audits by rendering such assistance as they may reasonably request; and, upon notice from Franchisor or its agents, and without limiting Franchisor’s other rights under this Agreement, shall take such steps as may be necessary immediately to correct and/or pay promptly any deficiencies detected during such inspections and audits.

L.

If Franchisee is unable to rent or lease under the System any product or service desired by an actual or prospective customer, Franchisee shall use all reasonable efforts to refer that customer to another business operated under the mark HERTZ which rents or leases the desired product or service, such as another Hertz Equipment Rental Business, a Truck Rental Business, or a Car Rental Business.

M.

Franchisee, at its expense, shall purchase or lease, and thereafter use and maintain, such computer system hardware, software, subscriptions, databases, required dedicated telephone and power lines, modems, printer(s), and other computer-related accessories or peripheral equipment as Franchisor specifies in the Manual or otherwise in writing (the “Computer System”).  Franchisee’s Computer System shall have the capacity to electronically exchange information, messages, and other data with other computers, by such means (including but not limited to the Internet), and using such protocols (e.g., TCP/IP), as Franchisor may reasonably prescribe in the Manual or otherwise in writing.  Franchisor shall have the right from time to time, and at any time, to retrieve data and information from Franchisee’s Computer System, by modem or other requested means, and use it for any reasonable business purpose both during and after the term of this Agreement.  Franchisor may, from time to time, specify in the Manual or otherwise in writing the information that Franchisee shall collect and maintain on the Computer System installed at the Franchised Business, and Franchisee shall provide to Franchisor such reports as Franchisor may reasonably request from the data so collected and maintained, subject only to any restrictions imposed by applicable law (such as any privacy or

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data security laws).  The information so obtained by Franchisor shall be in addition to and not in lieu of the reporting requirements set forth in Paragraph IX hereof.  Franchisee shall acquire software for the Computer System from an approved supplier as Franchisor may from time to time prescribe in the Manual or otherwise in writing.  Franchisee shall keep its Computer System in good maintenance and repair and, at its expense, shall promptly install such additions, changes, modifications, substitutions, and/or replacements to the Computer System, as Franchisor directs.

N.

Franchisee shall comply with the standards and procedures developed by Franchisor for the System, in the manner directed by Franchisor in the Manual or otherwise, with regard to Franchisee’s authorization to use, and use of, blogs, common social networks (such as Facebook®), professional networks (such as Linked-In®), live blogging tools (such as Twitter®), virtual worlds, file, audio and video sharing sites and other similar social networking media or tools (together, “Social Media”) that in any way references the Proprietary Marks or involves the System or the Franchised Business.

O.

Franchisor may (but is not required to) develop an Intranet network through which Franchisor and its franchisees can communicate by e-mail or similar electronic means.  Franchisee agrees to use the facilities of the Franchisor’s Intranet network in strict compliance with the standards, protocols and restrictions that Franchisor may from time to time prescribe in the Manual or otherwise in writing (including, without limitation, standards, protocols and restrictions relating to the encryption of confidential information and prohibitions against the transmission of libelous, derogatory or defamatory statements).

P.

Franchisee shall comply with all other requirements set forth in this Agreement.  In addition, Franchisee agrees that its compliance with the terms of all third-party supplier agreements, voluntary participation agreements, lease agreements, finance agreements, and all other agreements signed by Franchisee or its affiliates with Franchisor (including but not limited to other franchise agreements) and with Franchisor’s Affiliates are essential to this Agreement and a termination of any of these other agreements by Franchisor or its Affiliates shall give Franchisor the right to immediately terminate this Agreement in accordance with Paragraph XIII.B.

VI.

PROPRIETARY MARKS

A.

With respect to Franchisee’s licensed use of the Proprietary Marks pursuant to this Agreement, Franchisee agrees that:

(1)

Franchisee shall use only the Proprietary Marks authorized by Franchisor and/or Hertz  in the Manual or otherwise in writing, and shall use them only in the manner authorized and permitted by Franchisor and/or Hertz.

(2)

Franchisee shall use the Proprietary Marks only for the operation or conduct of the Franchised Business, only within the Area of Responsibility, and only at the Franchised Premises.

(3)

During the term of this Agreement, Franchisee shall identify itself as the

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owner of the Franchised Business in conjunction with any use of the Proprietary Marks, including, but not limited to, advertisements, Websites, Social Media, invoices, order forms, receipts and contracts, as well as at such conspicuous locations on the Franchised Premises as Franchisor may designate in writing.  The identification shall be in the form which specifies Franchisee’s name, followed by the term “Franchisee” or such other identification as shall be approved by Franchisor and/or Hertz.

(4)

Franchisee’s right to use the Proprietary Marks is limited to such uses as are authorized under this Agreement, and any unauthorized use thereof shall constitute an infringement of Franchisor’s and Hertz’ respective rights.

(5)

Franchisee shall not use the Proprietary Marks as part of its corporate or other legal name, nor shall Franchisee purchase, sell, license or register equipment or the Product Line under a name that includes the Proprietary Marks in any manner whatsoever.

(6)

Franchisee shall comply with Franchisor’s and Hertz’ instructions in filing and maintaining the requisite trade name or fictitious name registrations, and shall execute any documents deemed necessary by Franchisor, Hertz or their counsel to obtain protection for the Proprietary Marks or to maintain their continued validity and enforceability.

(7)

Franchisor and/or Hertz may take such action as they deem appropriate to preserve their rights to and interest in the Proprietary Marks as they are from time to time in use, and their right to license the Proprietary Marks to others, and may take such action as they deem appropriate to protect and defend their right to and interest in the Proprietary Marks against infringement, confusion, tarnishment, dilution or other diminution or loss.  Franchisor and Hertz shall have full discretion to elect the specific measures, if any, to be taken pursuant to their rights under this Paragraph VI.A.(7) and shall be obligated to take only such action as Franchisor and Hertz reasonably may determine to be necessary and appropriate.

(8)

In the event that litigation involving the Proprietary Marks is instituted or threatened against Franchisee, Franchisee shall promptly notify Franchisor and shall cooperate fully with Franchisor and Hertz in defending or settling such litigation.

(9)

Franchisee shall, upon request by Franchisor and/or Hertz, execute a specific trademark license agreement, registered user agreement or any other document necessary to meet the requirements of the laws of any country, province, district, or other political subdivision in which Franchisee operates, for purposes of recordal or otherwise, and to pay the actual costs thereof. Upon the termination or expiration of this Agreement, Franchisee agrees to do everything necessary to ensure that Franchisee ceases to be a registered user of the Proprietary Marks, and Franchisee hereby appoints Franchisor and Hertz  as Franchisee’s attorney to execute any documents and to do such things as may be necessary for this purpose and agrees to pay the actual costs associated with the cancellation of the registered user agreement.

B.

Franchisee expressly understands and acknowledges that:

(1)

Hertz is the owner of all right, title and interest in and to the Proprietary

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Marks and the goodwill associated with and symbolized by them.

(2)

The Proprietary Marks are valid and serve to identify the System and those who are licensed under the System.

(3)

Franchisee shall not directly or indirectly contest the validity or the ownership of the Proprietary Marks.

(4)

Franchisee’s use of the Proprietary Marks pursuant to this Agreement does not give Franchisee any ownership interest or other interest in or to the Proprietary Marks, except the license granted herein.

(5)

Any and all goodwill arising from Franchisee’s use of the Proprietary Marks in the Franchised Business shall inure solely and exclusively to Hertz’ benefit, and upon expiration or termination of this Agreement and the license herein granted, no monetary amount shall be assigned as attributable to any such goodwill associated with Franchisee’s use of the System or the Proprietary Marks.

(6)

The right and license to use the Proprietary Marks granted hereunder to Franchisee is non-exclusive.

C.

Franchisee agrees to operate in the name of HERTZ EQUIPMENT RENTAL (and such other Proprietary Marks as Franchisor and Hertz prescribe) together with logos, emblems and color schemes prescribed by Franchisor and Hertz and other characteristics of the System in substantially the same combination, arrangement and manner as displayed and used in other businesses under the System in and around the United States and elsewhere, and to emphasize the same in the operation of the Franchised Business and in all advertising matter (subject to Franchisor’s approval under the terms of Paragraph X.A. hereof), so that Franchisee’s business will be readily recognized by the public as a part of the System.

VII.

THE MANUAL

A.

In order to protect the reputation and goodwill of Franchisor and to maintain uniform standards of operation under the Proprietary Marks, Franchisee shall conduct the Franchised Business in accordance with the Manual, access to which Franchisor will provide to Franchisee for the term of this Agreement.  The Manual shall at all times remain the sole property of Franchisor, notwithstanding that Franchisee may have materially assisted Franchisor in adapting the Manual or translating the Manual into another language, as provided in Paragraph VII.D below.  Franchisee shall sign whatever assignment or other documents Franchisor requests to evidence Franchisor’s ownership or to provide such other assistance to secure Franchisor’s intellectual property rights in such ideas, concepts, translation, methods and techniques.

B.

Franchisee shall at all times treat the Manual, any other operational directives created or approved by Franchisor for use in the operation of the Franchised Business, and the information contained therein, as confidential; and shall use all reasonable efforts to maintain such information as secret and confidential.  Franchisee shall not at any time, without Franchisor’s prior written consent, copy, duplicate, record or otherwise reproduce the foregoing

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materials, in whole or in part, nor otherwise make the same available to any unauthorized person.  Franchisor reserves the right to provide the Manual in hard copy, electronic or such other form as it may select, including through an intranet portal.  Franchisee shall at its expense ensure that it has the necessary equipment to receive and use the Manual in its various forms.

C.

Franchisor may from time to time revise the contents of such Manual and other operational directives referred to herein, and Franchisee expressly agrees to comply promptly with each new or changed standard provided it was given notice of such change.  Franchisee shall at all times insure that its copies of such Manual and other operational directives are kept current and up-to-date.  In the event of any dispute as to the contents thereof, the terms of the master copy maintained by Franchisor at Franchisor’s home office shall be controlling.

D.

If Franchisee desires to translate the Manual into local language or the Manual is required under applicable law to be in the local language, Franchisee shall, at its own expense, translate the Manual into the local language, in accordance with the following terms:

(1)

Franchisee shall submit any proposed translation of the Manual (and any revisions or modifications thereto) to Franchisor for Franchisor's prior approval, and such translation, any copies thereof (whether or not made in violation of this Agreement), and any copyright owned by Franchisee to such translation shall be the sole property of Franchisor and shall be governed by this Agreement. Franchisee shall pay for all costs and expenses for such translations.

(2)

Franchisee shall ensure that, before any employee or independent contractor begins work on translating the Manual or any revisions or modifications thereto, each such employee or contractor (and, in turn, said contractors' employees and contractors) shall obtain the agreement (in the form specified by Franchisor) of such persons and entities to maintain the confidentiality of the contents of the Manual (and/or any revisions or modifications thereto), and that such individual irrevocably assigns to Franchisor, with no monetary consideration paid by Franchisor, any and all intellectual property right such individual may have in the translated version of the Manual (and/or any revisions or modifications thereto). Franchisee shall immediately provide the original copy of each such document to Franchisor.

VIII.

CONFIDENTIAL INFORMATION

A.

The parties expressly understand and agree that the relationship established between Franchisee and Franchisor by this Agreement is one of confidence and trust, and that as a result thereof Franchisor will be disclosing and transmitting to Franchisee certain confidential and proprietary information concerning the System and procedures, operations and data used in the System.  Franchisee agrees to treat and maintain such confidential and proprietary information as Franchisor’s private property, to use the same only for purposes of operation of the Franchised Business and to refrain from disclosing the same to others, except Franchisee’s employees or agents, during the term of this Agreement or thereafter.  Information or techniques prepared, compiled or developed by Franchisee, its employees or agents, during the term of this Agreement and relating to performance or operation of the System or the Franchised Business shall be considered as part of Franchisor’s confidential and proprietary information.  Franchisee shall sign whatever assignment or other documents Franchisor requests to evidence Franchisor’s

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or Hertz’ ownership or to provide such other assistance to secure Franchisor’s intellectual property rights in such information and techniques.

B.

Franchisee agrees to restrict the knowledge of Franchisor’s confidential and proprietary information to Franchisee’s employees and agents who are directly connected with the performance of work which requires knowledge thereof, and Franchisee shall advise such employees and agents of the confidential nature thereof and the requirements for non-disclosure thereof. Franchisee agrees to submit the form of confidentiality agreement for approval by Franchisor.

IX.

ACCOUNTING AND RECORDS

A.

During the term of this Agreement, Franchisee shall maintain and preserve, for at least six (6) years from the dates of their preparation, full, complete and accurate books, records and accounts, in connection with the Franchised Business, in accordance with generally accepted accounting principles or international financial reporting standards applicable in the Area of Responsibility and in the form and manner prescribed by Franchisor from time to time in writing.

B.

Franchisee shall submit to Franchisor, on a monthly or other periodic basis prescribed by Franchisor, a statement or statements in the form prescribed by Franchisor, showing such descriptive information as Franchisor may require of each item of equipment and other personal property in the Product Line owned, used, under repair or kept by Franchisee for use in the Franchised Business in the preceding month and the Gross Revenue generated by the Franchised Business, during such period.  Such statements shall be signed by Franchisee.  At the request of Franchisor and at Franchisee’s sole cost and expense, Franchisee agrees to swear to the truth of such statements by means of an affidavit executed before  a Consul of the United States of America, or before a Notary Public and/or by providing Franchisor with a statement of a Certified Public or Chartered Accountant as deemed appropriate by Franchisor.

C.

Franchisee shall submit the following statements to Franchisor:

(1)

As soon as available, but in any event within ninety (90) days after the end of each calendar year of the Franchised Business, a statement certified by a Certified Public or Chartered Accountant in a generally recognized international accounting firm, showing: (i) the total Product Line and the total amount of Gross Revenue generated by the Franchised Business during such calendar year or portion thereof; and (ii) a computation of the amount that Franchisee was required to spend under Paragraph X.C. below for advertising and promotion and the amount actually expended by Franchisee; and

(2)

At Franchisor’s request, audited financial statements certified by a Certified Public or Chartered Accountant in a generally recognized international accounting firm for the Franchised Business within ninety (90) days after the end of each calendar year.

Upon submission of such statements, Franchisee shall remit therewith all sums not theretofore paid which shall be due to Franchisor in accordance with the provisions of this Agreement (including the payment of the minimum annual license fee required under Paragraph IV.A.(2)

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hereof).  If any amounts are then overdue, such overdue sums shall be subject to late fees pursuant to Paragraph IV.C. hereof.

D.

Franchisee shall also submit to Franchisor, for review or auditing, to determine Franchisee’s compliance with this Agreement, such other forms, reports, records, information and data as Franchisor may reasonably designate, in the manner and at the times and places reasonably required by Franchisor, upon request and as specified from time to time by Franchisor in writing.

E.

Franchisor, Hertz and their designated agents shall have the right at all reasonable times on reasonable prior written notice in order to determine Franchisee’s compliance with this Agreement, to examine, audit, and copy at its expense, on the premises of the Franchised Business, the books and records of Franchisee and/or the Franchised Business.  Franchisor shall also have the right, at any time, to have an independent audit made of such books and records.  If these examinations or audits are conducted due to Franchisee’s failure to comply with this Agreement or any other agreement with Franchisor or its Affiliates, or if Franchisee denies Franchisor access to the books and records of Franchisee and/or the Franchised Business or otherwise takes action that results in the examination or audit not proceeding satisfactorily, Franchisor shall have the right to charge Franchisee for the costs and expenses incurred in connection with the examinations and audits, including, without limitation, charges for Franchisor’s employees’ or agents’ travel expenses, room, board and compensation, and costs of enforcement of these provisions, and reasonable accounting and legal fees.  The foregoing remedies shall be in addition to any other remedies Franchisor may have.

X.

ADVERTISING AND SALES PROMOTION

Recognizing the value of advertising and sales promotion, the importance of the standardization of advertising programs to the furtherance of the goodwill and public image of the System, and the significance of sales promotion activities, the parties agree as follows:

A.

All advertising relating to the Franchised Business by Franchisee in any medium shall be conducted in a dignified manner and shall conform to such standards and requirements as Franchisor may from time to time designate in writing.  Upon written request by Franchisor, Franchisee shall submit to Franchisor for its prior approval (including with respect to prices to be charged, to the extent allowed by applicable law) samples of all advertising and promotional plans and materials (including Websites) that Franchisee desires to use and that have not been prepared or previously approved by Franchisor.  If written disapproval thereof is not received by Franchisee within thirty (30) days of mailing, Franchisor shall be deemed to have given the required approval.  Franchisee shall not advertise the Franchised Business outside the Area of Responsibility without the prior written consent of Franchisor.

B.

Franchisee agrees that Franchisor shall have the right, in its sole discretion, to establish, for such periods of time as Franchisor shall deem appropriate, System-wide, regional, national and/or local advertising and sales promotion funds for the System.  Franchisee also agrees that Franchisor may at its sole discretion discontinue any such funds which it may have established.  As of the date of this Agreement, Franchisor has not established any such funds that are applicable to the Franchised Business. In the event such funds are established and applicable

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to the Franchised Business, Franchisee may elect to contribute to such funds.  If Franchisee does not elect to contribute to such funds, then Franchisor shall have no obligation to Franchisee whatsoever with respect to the way in whiich such funds are used and Franchisor shall in its sole discretion determine whether or not to include the Area of Responsibility in its advertising and sales promotion or similar programs in the use of such funds.  If Franchisee elects to contribute to such funds, such funds shall be maintained and administered by Franchisor or its designee as follows:

(1)

Franchisor shall direct all such advertising and sales promotion programs, with sole discretion over the planning of such programs; the creative and strategic concepts, materials and media used in such programs; and the placement and allocation thereof.  Franchisee agrees and acknowledges that the funds are intended to maximize recognition and acceptance of the Proprietary Marks and the System, and the promotion and exploitation thereof, and that Franchisor undertakes no obligation in administering the funds to make expenditures for Franchisee which are equivalent or proportionate to Franchisee’s contribution, or to ensure that any particular franchisee benefits directly or pro rata from the placement of advertising or the promotion of sales.

(2)

Franchisee agrees that the funds may be used to meet any and all costs of maintaining, administering, directing and preparing advertising and sales promotion activities, including, without limitation, the cost of preparing and conducting television, radio, magazine, internet, Social Media, and newspaper advertising campaigns and other public relations activities; the Website; employing advertising agencies to assist therein; sales programs and activities; and providing certain promotional brochures and other marketing materials to System franchisees.  Sums paid by Franchisee to the advertising and sales promotion funds may be used by Franchisor to defray any of Franchisor’s operating expenses and overhead reasonably related to the administration, direction or operation of the advertising and sales promotion funds, programs, and activities.

C.

In addition to any other expenditures required under this Paragraph X, Franchisee shall spend annually an amount equal to not less than one percent (1%) of the Gross Revenue of the Franchised Business for the year for local advertising and promotion of the Franchised Business within the Area of Responsibility.  Subject to such changes or other requirements of Franchisor as it reasonably determines to be appropriate, as used herein “local advertising and promotion” shall consist only of the direct costs of purchasing and producing advertising materials (including, but not limited to, camera ready advertising and point of sale materials), media (space or time), and those direct out of pocket expenses related to costs of advertising and sales promotion spent by Franchisee in the Area of Responsibility, including advertising agency fees and expenses.  “Local advertising and promotion” shall not include any of the following: (1) salaries and expenses of any employees of Franchisee, including salaries or expenses for attendance at advertising meetings or activities, or incentives provided or offered to such employees, including discount coupons; (2) charitable, political, or other contributions or donations; and (3) the value of discounts provided to consumers.

XI.

INSURANCE

A.

Franchisee shall, if available, procure, prior to the commencement of business,

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and maintain in full force and effect during the term of this Agreement, at Franchisee’s expense, an insurance policy or policies protecting Franchisee and Franchisor and their shareholders, Affiliates, officers, directors, partners and employees, against any loss, liability, personal injury, death, property damage, loss of business income, or expense whatsoever arising or occurring upon or in connection with the Franchised Business.  Franchisor shall be named an additional insured in such policy or policies with respect to liability arising out of the operation of the Franchised Business.  The policy or policies shall contain a waiver of subrogation by Franchisee’s insurance carriers.  In addition, Franchisee agrees to seek compensation solely from Franchisee’s insurance carriers to the extent that any loss may be covered by Franchisee’s insurance policy or policies.

B.

Such policy or policies shall be written by an insurance company satisfactory to Franchisor and shall be in a form satisfactory to Franchisor in accordance with standards and specifications set forth herein as well as others which Franchisor may reasonably specify from time to time; and shall include at a minimum (except as additional coverages and higher policy limits may be reasonably specified from time to time by Franchisor in writing) the following:

(1)

Commercial General Liability (“CGL”) Insurance, including Products and Completed Operations and Contractual Liability Coverage, with a combined single limit of liability of not less than two million dollars ($2,000,000) per occurrence for bodily injury, including death, personal injury, and property damage.  Such insurance shall be written on a primary and noncontributory basis.

(2)

Workers’ Compensation and Employer’s Liability Insurance as well as such other insurance as may be required by statute or rule of the jurisdiction in which the Franchised Business is located or operated.  Employer’s Liability insurance shall have limits of not less than five hundred thousand dollars ($500,000).

(3)

Automobile Liability Insurance for all owned, non-owned, leased, rented, borrowed, and/or hired vehicles (Symbol 1) insuring against liability for bodily injury and death and property damage in an amount not less than one million dollars ($1,000,000) per occurrence.

(4)

Excess Liability Insurance with a combined single limit of not less than four million dollars ($4,000,000) per occurrence in excess of the underlying CGL, Employer’s Liability, and Automobile Liability Insurance requirements set forth in Paragraph XI.B.(1), (2), and (3) above.

C.

Franchisee shall, prior to the commencement of business hereunder, provide to Franchisor a certificate of insurance which verifies the coverages described herein, identifies the additional insureds provided for herein, and confirms that such insurance shall not be terminated or the amount or type of coverage altered without the insurance carrier giving Franchisor thirty (30) days’ prior written notice, which shall be sent to the attention of the Insurance Manager at the address stated at Paragraph XIX. hereof, or to such other address as Franchisor may specify from time to time in writing.

D.

Franchisee’s obligation to obtain and maintain the foregoing policy or policies in

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the amounts specified shall not be limited in any way by reason of any insurance which may be maintained by Franchisor, nor shall Franchisee’s performance of that obligation relieve it of liability under the indemnity provisions set forth in Paragraph XVII.C. hereof.

E.

Should Franchisee, for any reason, fail to procure or maintain the insurance required by this Agreement, as revised from time to time for all franchisees in writing, Franchisor shall have the right and authority (without, however, any obligation to do so) to (1) procure such insurance and to charge the cost of same to Franchisee, which charges, together with a reasonable fee for Franchisor’s expenses in so acting, shall be payable by Franchisee immediately upon notice, or (2) terminate this Agreement as provided in Paragraph XIII.C. hereof.

XII.

TRANSFERABILITY OF INTEREST

A.

Transfer by Franchisor:

Franchisor shall have the right to delegate, transfer, or assign all or any part of its rights or obligations herein to any person or legal entity.

B.

Transfer by Franchisee:

(1)

Franchisee understands and acknowledges that the rights and duties set forth in this Agreement are personal to Franchisee and that Franchisor has granted this license in reliance on Franchisee’s business skill, financial background and capacity, reputation in the community, and other factors deemed appropriate by Franchisor.  Accordingly, Franchisee shall not, whether by operation of law or otherwise, sell, assign, convey, transfer, give away, pledge, mortgage or otherwise encumber this Agreement, or any interest herein or rights hereunder, except as provided in this Paragraph XII.  Any purported sale, assignment, conveyance, gift, pledge, mortgage or other transfer or encumbrance, by Franchisee, or by operation of law or otherwise, of this Agreement, or any of Franchisee’s interest herein or rights hereunder, not in compliance with this Paragraph XII., shall be null and void, and shall constitute a material breach of this Agreement for which this Agreement shall automatically terminate without notice or opportunity to cure, pursuant to Paragraph XIII.A. hereof.

(2)

Franchisee shall be, at all times, a wholly owned subsidiary of [             ], a Delaware corporation (“Owner”). A complete list of the Officers and Directors of Owner, as well as persons and entities having an Ownership Interest of more than 5% in Owner (each, a “Control Person”), is set forth in the form set out at the end of this Agreement (the “Control Person Schedule”).  Franchisee represents and warrants that such ownership information form is current, complete and accurate.  Franchisor understands that Owner is involved in, owns and operates other unrelated businesses in and out of Mongolia and that its wide shareholder base changes, to some degree, from time to time. Franchisee shall update the Control Person Schedule on a quarterly basis after the date of this Agreement, and at any time as reasonably requested in writing from Franchisor. Any purported sale, assignment, conveyance, gift, pledge, mortgage or other transfer or encumbrance of, or change in,  the Owner’s Ownership Interest in Franchisee without the prior consent of Franchisor, shall be deemed to be an unauthorized assignment of the license granted under this Agreement and shall constitute a material breach of this

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Agreement for which this Agreement shall automatically terminate without notice or opportunity to cure, pursuant to Paragraph XIII.A. hereof.  For the purpose of this Agreement, the term “Ownership Interests” shall mean all forms of ownership, whether legal or beneficial, voting or non-voting, including stock, partnership interests, limited liability company membership or ownership interests, joint tenancy interests, proprietorship interests, trust beneficiary interests, proxy interests, power-of-attorney interests, and all options, warrants and instruments convertible into such other interests.

(3)

If Franchisee at any time during the term hereof desires to transfer the Franchised Business, and provided Franchisee is not in default hereunder, Franchisor hereby agrees to issue to the transferee of the Franchised Business designated by Franchisee a then-current standard form Hertz Equipment Rental System International Franchise Agreement, granting such transferee the right to use the System in the conduct of the Franchised Business in the Area of Responsibility specified in Paragraph I.A. hereof, upon the same terms and conditions then being offered by Franchisor under such Hertz Equipment Rental System International Franchise Agreement, except as to any initial fee, license fee, minimum fee and any other fees and assessments to be paid by such transferee to Franchisor under such Hertz Equipment Rental System International Franchise Agreement, as well as the length of the term thereof, all of which shall remain within the sole discretion of Franchisor; provided, however, that such transferee shall have first applied to and been approved by Franchisor as a franchisee (which approval shall not be unreasonably withheld) and shall have agreed to and accepted all the terms and conditions of such franchise offered to him by Franchisor, as described above, including the payment of any initial fee, license fee and any other fees and assessments as therein provided.

(4)

Prior to any transfer to a transferee approved by Franchisor, Franchisor may, in its sole discretion, as conditions precedent to such transfer, require that:

(a)

Franchisee (transferor) execute a general release, in a form satisfactory to Franchisor, of any and all claims against Franchisor, its Affiliates and their officers, directors and employees, in their corporate and individual capacities, arising out of or connected with the performance of this Agreement, including, without limitation, claims arising under any applicable laws, rules, and ordinances; and

(b)

Transferee execute (and/or, upon Franchisor’s request, cause all interested parties to execute) such ancillary agreements as Franchisor may require for the Franchised Business, including, but not limited to, an agreement to guarantee payment of amounts owed by Franchisee to Franchisor, its Affiliates, third party suppliers, and to other franchisees.

(c)

Neither transferee nor any of its affiliates (including owners) is a Restricted Person (as defined in Paragraph XVI.C.(3) below.

C.

Sale of Assets to Franchisor:

Franchisor shall have the right of first refusal, upon application to Franchisor for approval of a transferee pursuant to Paragraphs XII.B(2) or XII.C hereof, to purchase from

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Franchisee all of the assets employed in the Franchised Business for the same purchase price and conditions of payment as proposed by the prospective transferee pursuant to a bona fide written offer to purchase, a true copy of which shall be delivered to Franchisor, who shall have sixty (60) days from receipt of such copy within which to accept the same offer, with Franchisor having the right of access at reasonable times to the books, records, equipment, leases and other assets utilized in the operation of the Franchised Business to enable Franchisor to evaluate, as Franchisor deems appropriate, whether or not to exercise such right of first refusal; and an additional sixty (60) days thereafter to consummate this transaction in accordance with the provisions of Paragraphs XIV.J(1) to XIV.J(4) hereof. Franchisor shall have the unrestricted right to assign this right of first refusal to its designee (an Affiliate or unaffiliated third party) separate and apart from the remainder of this Agreement.

D.

Non-Waiver of Claims:

Franchisor’s consent to a transfer of any interest in this Agreement shall not constitute a waiver of any claims it may have against the transferring party, nor shall it be deemed a waiver of Franchisor’s right to demand exact compliance with any of the terms of this Agreement by the transferee.

F.

Franchisor’s Review of Securities Offering and Financing Documents:

                       Franchisee and its affiliates shall not represent in any proposed financing arrangement to any proposed lender, or participant in a private or public investment offering, that Franchisor or any of its Affiliates is or shall be in any way responsible for Franchisee’s obligations or financial projections, if any, set forth in such financing arrangement or investment offering, or that Franchisor or any of its Affiliates is or shall be participating in such private or public investment offering.  In furtherance of the foregoing:

(1)

Any proposed financing arrangement where any of the Proprietary Marks appears, or a reference to this Agreement appears, shall contain a disclaimer in bold face type substantially as follows:  “THE BORROWER IS A PARTY TO CERTAIN FRANCHISE AGREEMENT WITH HERTZ EQUIPMENT RENTAL CORPORATION (“FRANCHISOR”) TO OPERATE AN EQUIPMENT RENTAL BUSINESS.  NEITHER FRANCHISOR NOR ITS AFFILIATES OWN SUCH BUSINESS OR ARE A PARTY TO THIS FINANCING AND HAVE NOT PROVIDED OR REVIEWED, AND ARE NOT RESPONSIBLE FOR, ANY DISCLOSURES OR OTHER INFORMATION SET FORTH HEREIN.”  Also, at least fifteen (15) days prior to closing such financing, Franchisee shall submit to Franchisor a written statement certifying that it has not misrepresented or overstated its relationship with Franchisor or its rights to use any of the Proprietary Marks;

(2)

Any such private or public investment offering circular or prospectus issued by Franchisee or any of its affiliates where any of the Proprietary Marks appears, or a reference to this Agreement appears, shall contain a disclaimer in bold face type substantially as follows:  “THE BORROWER IS A PARTY TO CERTAIN FRANCHISE AGREEMENT WITH HERTZ EQUIPMENT RENTAL CORPORATION (“FRANCHISOR”) TO OPERATE AN EQUIPMENT RENTAL BUSINESS.  NEITHER FRANCHISOR NOR ITS AFFILIATES OWN SUCH BUSINESS OR ARE A PARTICIPANT IN THIS OFFERING AND HAVE NOT

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PROVIDED OR REVIEWED, AND ARE NOT RESPONSIBLE FOR, ANY DISCLOSURES OR OTHER INFORMATION SET FORTH HEREIN.”  Also, at least fifteen (15) days prior to issuance, such prospectus or offering circular shall be submitted to Franchisor with a statement, signed by Franchisee, certifying that it has not misrepresented or overstated its relationship with Franchisor or its rights to use any of the Proprietary Marks and specifically designating the provisions in the prospectus or offering circular referring to its rights under this Agreement and demonstrating compliance with this Section; and

(3)

At any time requested by Franchisor, Franchisee shall make any changes and shall incorporate any disclaimers required by Franchisor with respect to Franchisee’s relationship with Franchisor or any of its Affiliates or its use of any of the Proprietary Marks. Nothing contained in this Paragraph XII. F. shall constitute approval by Franchisor of a change in an Owner’s Ownership Interest in Franchisee by a public equity offering or otherwise.

G.

No Responsibility:

Franchisor assumes no responsibility, liability or obligation whatsoever to review or comment on any offering circular, prospectus or financing documents of Franchisee or any of its affiliates, and Franchisor may rely solely and exclusively upon Franchisee’s disclaimers and certificates required in the preceding sections.  Franchisee acknowledges that Franchisor’s review, if any, of any offering circular, prospectus or financing documents shall (a) be limited solely to the subject of the factual accuracy of the representations as to the relationship between Franchisee and Franchisor, including the use of the Proprietary Marks in the documents and the disclaimer required therein, (b) not constitute a review for compliance with applicable law, and (c) not constitute any kind of authorization, acceptance, agreement, endorsement or ratification of the offering, prospectus or the financing, either express or implied. Franchisor shall be entitled to indemnification pursuant to Paragraph XVII.C regardless of whether Franchisor has made any review or comment with respect to any offering circular, prospectus or financing documents of Franchisee or its affiliates.

XIII.

DEFAULT AND TERMINATION

A.

Franchisee shall be deemed to be in default under this Agreement, and this Agreement and all rights granted Franchisee hereunder shall automatically terminate without notice to Franchisee, if any of the following events occur:

(1)

If Franchisee becomes insolvent or is dissolved; if a receiver or trustee for the business of Franchisee is appointed; or if Franchisee files a voluntary petition in bankruptcy or an involuntary petition is filed by any other person, and such involuntary petition is not dismissed within sixty (60) days of filing;

(2)

If Franchisee attempts to engage in, permits or suffers any transfer of any rights or obligations under this Agreement, any Ownership Interest or the Franchised Business without Franchisor’s prior written consent, contrary to the terms of Paragraph XII.B hereof.

B.

Franchisee shall be deemed to be in default and Franchisor may, at its option, upon written notice to Franchisee, terminate this Agreement and all rights granted hereunder,

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without affording Franchisee any opportunity to cure the default, if any of the following events occur:

(1)

If Franchisee fails to commence active operation of the Franchised Business within twelve (12) months from the Commencement Date of this Agreement;

(2)

If Franchisee without the Franchisor’s prior written consent fails or ceases to actively and continuously operate the Franchised Business at all of the Franchised Premises pursuant to Paragraph I.F. above throughout the term of this Agreement;

(3)

If Franchisee is convicted of a felony, a crime involving moral turpitude, or any other crime or offense that is reasonably likely, in the sole opinion of Franchisor, to adversely affect the System, the Proprietary Marks, the goodwill associated therewith, or Franchisor’s interest therein;

(4)

If Franchisee discloses or divulges the contents of the Manual or other trade secrets or confidential or proprietary information provided to Franchisee by Franchisor, contrary to Paragraphs VII. or VIII. hereof;

(5)

If Franchisee fails to comply with the covenants in Paragraph XV. hereof;

(6)

If Franchisee knowingly maintains falsified books or records, or submits false reports to Franchisor;

(7)

If Franchisee fails on three (3) or more separate occasions, during any twelve (12) month period, to comply with provisions of this Agreement, including Franchisee’s obligation promptly to pay any monies owing to Franchisor or its Affiliates or other franchisees when due, even though the defaults were cured after notice to Franchisee;

(8)

If Franchisee makes any material misrepresentation or omission of a material fact in the information furnished by Franchisee to Franchisor in connection with Franchisor’s decision to enter into the Franchise Agreement with Franchisee, on the franchise application for the Franchise Agreement or in any agreement with Franchisor or its Affiliates;

(9)

If Franchisee fails to successfully complete Franchisor’s initial training program to Franchisor’s satisfaction;

(10)

If Franchisee is in default under any agreement of the type identified in Paragraph V.P.; or

(11)

If Franchisor or its Affiliates terminate any other agreement between Franchisee and Franchisor or its Affiliates.

C.

Except as provided in Paragraphs XIII.A. and XIII.B. hereof, Franchisee shall have thirty (30) days after Franchisor’s written notice of termination within which to remedy any other default as described in this Paragraph XIII.C., and to provide evidence thereof to Franchisor.  If any such default is not so cured within that period, or such longer period as

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applicable law may require, this Agreement and all rights granted hereunder shall terminate without further notice at the end of such period.  Franchisee shall be in default under this Paragraph XIII.C. for any failure to strictly comply with any of the requirements imposed by this Agreement, the Manual (as they may from time to time be supplemented by Franchisor), or to carry out the terms of this Agreement in good faith.  Such defaults shall include, without limitation, the occurrence of any of the following events:

(1)

Franchisee’s failure, refusal or neglect promptly to pay any monies owing to Franchisor or its Affiliates when due, to pay when due any monies otherwise incurred or owing in connection with the operation of the Franchised Business, or to submit the financial or other information required by Franchisor under this Agreement;

(2)

Franchisee’s failure to maintain the standards specified by Franchisor in the Manual or otherwise in writing;

(3)

Franchisee’s failure to maintain the rates promoted or described by Franchisor as required by this Agreement;

(4)

Franchisee’s failure, refusal or neglect to obtain Franchisor’s prior written approval or consent as required by this Agreement;

(5)

Franchisee’s misuse or unauthorized use of the Proprietary Marks or other material impairment of the goodwill associated therewith or Franchisor’s rights therein;

(6)

Franchisee’s default under any agreement of the type identified in Paragraph V.P.; or

(7)

Franchisee’s failure to procure or maintain the insurance required by Paragraph XI. hereof.

D.

Franchisor may terminate Franchisee’s right to operate the Franchised Business from any and all Franchised Premises, without penalty or payment of compensation or damages by or to either party, if a Political Event has occurred affecting such Franchised Premises.  Franchisor will notify Franchisee at least thirty (30) days in advance of the effective date of termination, unless emergent circumstances make a shorter notice period necessary.  For the purpose of this Paragraph, “Political Event” shall mean one or more of the following conditions occurring in the geographical area where the Franchised Premises are located:  (i) war, whether or not declared, (ii) civil insurrection, (iii) loss of effective control over public safety by institutions of a government recognized by the United States, (iv) declaration of martial law, (v) applicable laws of any nation render performance of this Agreement or any ancillary agreement between the parties (including circumstances where either party is prevented from providing services under this Agreement or to any Franchised Premises as a result of sanctions by the United States or any other government), or (vi) interruption of safe transportation to the area where the Franchised Premises are located for more than sixty (60) days.

E.

The parties acknowledge and agree that a court order shall not be required to give effect to any termination of this Agreement.

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XIV.

OBLIGATIONS UPON TERMINATION OR EXPIRATION

Upon termination or expiration, this Agreement and all rights granted hereunder to Franchisee shall forthwith terminate; provided, however, that Franchisee shall remain liable for any damage to Franchisor arising from Franchisee’s breach of or failure to perform any of the covenants, obligations or undertakings herein contained.  In addition, upon termination or expiration:

A.

Franchisee shall immediately cease operating under the System and the Proprietary Marks.

B.

Franchisee’s name shall be withdrawn as soon as possible from all published lists of persons operating businesses under the System.  Franchisee shall not hold itself out to the public as a present or former System franchisee.

C.

Franchisee shall immediately cease and terminate all use in any manner whatsoever of the mark HERTZ EQUIPMENT RENTAL and any other Proprietary Marks licensed hereunder, or colorable imitations thereof, and shall take any steps necessary to disassociate itself from such marks, including the withdrawal of all advertising matter (including from Websites and Social Media), the destruction of all letterheads, and the removal of all signs and any other articles which display the Proprietary Marks or trade dress associated with the System.  If Franchisee is using any e-mail address or Internet domain name registration which contains the mark HERTZ or any other Proprietary Mark of Hertz, Franchisee shall immediately take such action as may be necessary to cease use of any such e-mail address and to transfer any such Internet domain name registration to Hertz.

D.

In the event Franchisee continues to operate any business, Franchisee agrees not to use any reproduction, counterfeit, copy, or colorable imitation of the Proprietary Marks, either in connection with such other business or in the promotion thereof, which is likely to cause confusion, mistake or deception, or which is likely to dilute Hertz’ exclusive rights in and to the Proprietary Marks; and Franchisee further agrees not to utilize any designation of origin or description or representation which falsely suggests or represents an association or connection with Franchisor or Hertz so as to constitute unfair competition.  Franchisee shall make such modifications or alterations to the Franchised Premises immediately upon termination or expiration of this Agreement as may be necessary to prevent the operation of any business thereon by himself or others in derogation of this Paragraph XIV., including changing all telephone numbers, discontinuing all classified, website, and other advertising, and making such specific additional changes as Franchisor or Hertz may reasonably request for that purpose.  In the event Franchisee fails or refuses to comply with the requirements of this Paragraph XIV., Franchisor or its agents shall have the right to enter upon the premises where the Franchised Business was conducted, without being guilty of trespass or any other tort, for the purpose of making or causing to be made such changes as may be required, and shall otherwise be deemed to be authorized by Franchisee to take such action on Franchisee’s behalf as may be appropriate hereunder, at the expense of Franchisee, which expense Franchisee agrees to pay upon demand.

E.

Franchisee shall promptly pay all sums owing to Franchisor and Franchisor’s Affiliates and other franchisees.  In the event of termination for any default of Franchisee, such

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sums shall include all damages, costs and expenses, including reasonable attorneys’ fees, incurred by Franchisor, Hertz and their respective Affiliates as a result of the default, which obligation shall give rise to and remain, until paid in full, a lien in favor of Franchisor, Hertz and their respective Affiliates against any and all of the personal property, machinery, fixtures and equipment owned by Franchisee and used in the Franchised Business at the time of default.

F.

Franchisee shall pay to Franchisor all damages, costs and expenses, including reasonable attorneys’ fees, incurred by Franchisor if Hertz subsequent to the termination or expiration of this Agreement is successful in obtaining injunctive or other relief for the enforcement of any provisions of this Paragraph XIV.

G.

Franchisee shall immediately turn over to Franchisor the Manual and all other manuals, records, files, instructions, software, correspondence, promotional material, forms, Hertz Equipment Rental System Standard Rental Agreements, and any and all other materials, in any medium, in the Franchisee’s possession or control that use any of the Proprietary Marks or relate to the operation of the System, and all copies thereof (all of which are acknowledged to be Franchisor’s and Hertz’ property).  Franchisee shall retain no copy or record of any of the foregoing, except Franchisee’s copy of this Agreement and of any correspondence between the parties, and any other documents which Franchisee reasonably needs for compliance with any provision of law.

H.

Franchisee shall take such action as shall be necessary to cancel any assumed name or equivalent registration which contains the mark HERTZ EQUIPMENT RENTAL or any other Proprietary Mark of Franchisor, and Franchisee shall furnish Franchisor with evidence satisfactory to Franchisor of compliance with this obligation within thirty (30) days after termination or expiration of this Agreement.  If Franchisee fails to take such action within the prescribed time, Franchisee shall be deemed to have appointed Franchisor and Hertz as its agents with authorization to take such action on Franchisee’s behalf.

I.

Franchisee shall immediately advise Franchisor of all inventory or other items (excluding those items described in Paragraph XIV.G hereof and excluding the Product Line) bearing Franchisor’s Proprietary Marks.  Franchisor shall have the right (but not the duty), to be exercised by written notice of intent provided to Franchisee within thirty (30) days after termination, to purchase any of such items at Franchisee’s cost or fair market value, whichever is less.  If the parties cannot agree on fair market value within a reasonable time, an independent appraiser shall be designated by Franchisor, and his determination shall be binding.  If Franchisor elects to exercise any option to purchase herein provided, it shall have the right to set off all amounts due from Franchisee under this Agreement, and the cost of the appraisal, if any, against any payment therefor.

J.

Franchisor shall have the option (but not the duty) upon written notice to Franchisee (i) within thirty (30) days after Franchisor learns of the automatic termination of this Agreement under Paragraph XIII.A hereof, or (ii) within thirty (30) days after termination of this Agreement under Paragraph XIII.B or XIII.C hereof, to elect to purchase from Franchisee, and to require Franchisee to sell to Franchisor or to Franchisor’s nominee, some or all (at Franchisor’s option) of the assets (including the Product Line) employed in the Franchised Business, on the terms and conditions hereinafter contained. Franchisor shall have the unrestricted right to assign

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this option to purchase to its designee (an Affiliate or unaffiliated third party) separate and apart from the remainder of this Agreement.

(1)

The purchase and sale shall be implemented by a formal contract containing warranties and representations by the seller at the time of sale with respect to full ownership and transferability of the assets to be sold, the absence of liens and encumbrances thereon, the seller’s full authority to effect such sales and transfers, the working condition and repair of physical assets, and such other warranties, representations and agreements as shall be appropriate in a transaction of such nature.

(2)

The closing date for the purchase and sale shall be no later than the ninetieth (90th) day after Franchisor’s written notice of intention to purchase.

(3)

The assets to be sold or transferred shall include all personal property owned and employed by Franchisee in such Franchised Business (including leased property and excluding such personal property that Franchisor specifically declines to purchase) together with other assets used by Franchisee in connection with the conduct of such Franchised Business, including, without limitation, all real property, leases, and tenancies, equipment lease, rental agreements in which seller is the lessor, other contracts and agreements (except employment agreements) to which the seller is a party, all leasehold improvements, furniture, fixtures, machinery, equipment and signs, inventories of tires, fuel, supplies and parts on hand, all of which shall be determined by Franchisor or its nominee on and after the closing date.

(4)

The seller’s transfer and conveyance shall be free and clear of all liens, claims, and encumbrances and seller shall obtain and deliver to Franchisor or its nominee on or before the closing date any and all consents of third parties to the assignment or transfer of leases and contracts where such consent is required to effectuate a valid transfer or assignment as aforesaid.

(5)

The total purchase price to be paid by Franchisor to Franchisee and accepted by Franchisee pursuant to this Paragraph XIV.J shall be the lesser of (x) five (5) times the average annual net income (after provision for income tax) of the Franchised Business for the three (3) most recently completed fiscal years of such Franchised Business, determined in accordance with generally accepted accounting principles in effect in the Area of Responsibility or the United States as determined by Franchisor, or one hundred percent (100%) of net tangible asset value of the Franchised Business as of the date of sale, whichever is greater; or (y) one hundred twenty five percent (125%) of the net tangible asset value of the Franchised Business, as of the date of sale, determined in accordance with generally accepted accounting principles in effect in the Area of Responsibility or the United States as determined by Franchisor .  In determining such purchase price pursuant to this Paragraph XIV.J(5), the physical assets shall be depreciated at rates and in accordance with standard accounting methods employed by Franchisor or its successor at the time Franchisor or its nominee shall purchase the same, provided that such methods are in accordance with generally accepted accounting principles in effect in the Area of Responsibility or the United States as determined by Franchisor.  In making calculations of net tangible asset value as of the date of sale, vehicles and other physical assets which shall have been fully depreciated shall be valued at the fair market value thereof as of the date of sale.  The value, before depreciation, assigned to the Product Line to be sold and

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transferred hereunder, shall not exceed prices which were paid or which would have been paid by Franchisor or its nominee in accordance with its customary business practices for the same or comparable assets at the time and place when purchased by Franchisee.  All other physical assets to be sold and transferred, except real estate, shall be valued for the purposes hereof at seller’s cost less depreciation calculated at rates as above set forth.  Real estate, if any, shall be valued at the fair market value thereof, as of the date of sale.  No value or payment shall be attributed to intangible assets, such as leases, tenancies, equipment rental and lease agreements, and other contracts and agreements.  Notwithstanding anything herein contained, if any asset to be sold and transferred to Franchisor or its nominee pursuant hereto shall then be subject to a right of purchase by Franchisee’s customer thereof, the price to be paid by Franchisor or its nominee therefor shall in no event exceed the price at which such customer is entitled to purchase the same.

K.

Franchisee shall take all steps necessary to transfer to Franchisor or its designee all telephone numbers, facsimile and electronic communication lines, used by it in the conduct of its Franchised Business, and, upon Franchisor’s request, advise the telephone company and any third party service providers who provide telephone number, facsimile and electronic communication lines used in the Franchised Business that Franchisee has no further interest in such telephone numbers, facsimile and electronic communication lines, and to approve their transfer to Franchisor or its designee.

L.

Franchisee shall comply with the covenants contained in Paragraph XV. hereof.

XV.

COVENANTS

A.

Unless otherwise specified, the term “Franchisee” as used in this Paragraph XV. shall include, collectively and individually, all Owners, officers and directors of Franchisee and Franchisee shall cause such persons to execute such further documents as Franchisor requires in its discretion in furtherance of this requirement.

B.

Franchisee covenants that during the term of this Agreement, except as otherwise expressly approved in writing by Franchisor, Franchisee’s Representative shall devote a significant amount of his personal time, energy, and direction, and Franchisee’s best efforts, to the management and operation of the Franchised Business.  At Franchisor’s request, Franchisee shall furnish Franchisor with information with respect to any other business activity of Franchisee.

C.

Franchisee acknowledges that the methods of doing business and other elements comprising the System are unique and distinctive and have been developed by Franchisor at great effort, time and expense; that Franchisee has regular and continuing access to valuable confidential information, proprietary material, and training regarding the System; and that Franchisee recognizes his obligation to encourage the use of Hertz world-wide equipment rental services, to fully develop the largest possible market for the Product Line within the Area of Responsibility.  Franchisee accordingly agrees that, during the term of this Agreement, Franchisee shall not, without the prior written consent of Franchisor, either directly or indirectly, for himself, or through, on behalf of, or in conjunction with any person, partnership, corporation, limited liability company or other entity:

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(1)

Divert or attempt to divert any actual or prospective business or customer of the business franchised hereunder, or of any other Equipment Rental Business conducted under the System, to any competitor, by direct or indirect inducement or otherwise (provided, however, that Franchisee’s obtainment of equipment from competitive businesses that are approved by Franchisor or in the Manual or otherwise in writing for the purposes of re-rental from the Franchised Business will not be deemed a diversion of business under this Paragraph X.V.(C)(1));

(2)

Employ or seek to employ any person who is at that time employed by Franchisor, or by any other franchisee of Franchisor, or otherwise directly or indirectly seek to induce such person to leave his or her employment; or

(3)

Own, maintain, engage in, operate, conduct, solicit, have any interest in, or provide any advisory or operational assistance to any other equipment renting business similar to the Equipment Rental Business.

D.

Franchisee covenants that, without written consent of Franchisor, for a period of one (1) year after the expiration or termination of this Agreement, regardless of the cause of termination, Franchisee shall not, either directly or indirectly, for himself or through, on behalf of, or in conjunction with any other person, partnership, corporation, limited liability company or other entity:

(1)

Employ or seek to employ any person who is at that time employed by Franchisor, or by any other franchisee of Franchisor, or otherwise directly or indirectly seek to induce such person to leave his or her employment; or

(2)

Own, maintain, engage in, operate, conduct, solicit, have any interest in, or provide any advisory or operational assistance to any other equipment rental business similar to the Equipment Rental Business:

(a)

Within the Area of Responsibility;

(b)

Within seventy-five (75) miles of the border of the Area of Responsibility;

(c)

Within the area of responsibility of any other System franchisee;

(d)

Within a ten (10) mile radius of the border of the area of responsibility of any other System franchisee; or

(e)

Within a ten (10) mile radius of any Equipment Rental Business operated by Franchisor or its Affiliates under the System.

If Franchisee fails or refuses to abide by any of the foregoing covenants, and Franchisor obtains enforcement in a judicial or arbitration proceeding, the obligations under the breached covenant will be tolled during the period(s) of time that the covenant is breached and/or Franchisor seeks to enforce it, and will continue in effect for a period of one (1) year after the date of the order enforcing the covenant.

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E.

Franchisee acknowledges that Franchisee’s violation of the terms of this Paragraph XV. would result in irreparable injury to Franchisor for which no adequate remedy at law may be available, and Franchisee, accordingly, consents to the issuance of an injunction prohibiting any conduct by Franchisee in violation of the terms of this Paragraph XV.  Franchisor may further avail itself of any other legal or equitable rights and remedies which it may have under this Agreement or otherwise.

F.

Franchisee expressly agrees that the existence of any claim it may have against Franchisor, whether or not arising from this Agreement, shall not constitute a defense to the enforcement by Franchisor of the covenants in this Paragraph XV.

G.

It is agreed that each of the foregoing covenants and the subjects thereof shall be construed as being independent of any other covenant, subpart or provision of this Agreement.  If all or any portion of a covenant in this Paragraph XV. is held unreasonable or unenforceable by a court or agency having valid jurisdiction in a final decision to which Franchisor is a party, Franchisee expressly agrees to be bound by any lesser covenant subsumed within the terms of such covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made a part of this Paragraph XV.

H.

Franchisee understands and acknowledges that Franchisor shall have the right, in its sole discretion, to reduce the scope of any covenant or subpart thereof set forth in this Paragraph XV. without Franchisee’s consent, effective immediately upon notice by Franchisor, and Franchisee agrees that it shall comply forthwith with any covenant as so modified, which shall be fully enforceable notwithstanding any other provision of this Agreement.

I.

This Paragraph XV. shall not apply to any ownership by Franchisee of less than a one percent (1%) beneficial interest of the outstanding equity securities of any publicly held corporation.

XVI.

TAXES, LAWS, PERMITS, AND INDEBTEDNESS

A.

Liability for payment of taxes shall be as follows:

(1)

Franchisee acknowledges that this Agreement contemplates that Franchisor will not be responsible for any taxes with respect to any transactions or payments contemplated by or pursuant to this Agreement except as provided in this Paragraph XVI.A.

(2)

Any and all franchise, real and personal property, sales and use, retailers, occupational, gross receipts, value added, turnover, net income, and any other taxes, charges, or assessments of any nature whatsoever relating directly or indirectly to the operation of the Franchised Business, the equipment contained therein or services provided thereby, or the revenues derived therefrom, shall be the liability and responsibility of Franchisee without diminution of the payments otherwise payable to Franchisor under this Agreement and Franchisee shall pay all such taxes, charges, or assessments directly to the appropriate taxing authority when due (excluding payments which are disputed in good faith, provided that, at Franchisor’s request, Franchisee shall, at its sole cost and expense, place a reasonable bond for such payments).

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(3)

Income taxes imposed on income paid to a non-resident shall be Franchisor's liability. At the option of Franchisor, or if Franchisee is legally required to withhold such taxes, payments to Franchisor shall be net of such taxes, provided an official receipt for payment thereof by Franchisee is furnished to Franchisor at the time payment hereunder is made to Franchisor.  Franchisee shall pay any penalties, interest and expenses incurred or assessed as a result of Franchisee's failure to withhold such taxes or to timely remit them to the appropriate authority. Franchisee will fully and promptly cooperate with Franchisor to provide such information and records as Franchisor may request in connection with any application by Franchisor to any taxing authority with respect to the tax credits, exemptions or refunds available for any withholding of taxes paid or payable by Franchisee.

(4)

Each payment to be made by Franchisee under this Agreement shall be made free and clear of, and without reduction for, any consumption, value added, sales or similar taxes; and in the event any such taxes on payments to Franchisor are imposed or withheld, Franchisee shall increase each payment to ensure that Franchisor shall receive each payment as if no such taxes were paid or withheld.

B.

Franchisee acknowledges that it is responsible for and shall pay to the appropriate authority any and all payroll tax, unemployment tax, unemployment compensation contribution, disability benefit payments, insurance costs, and any other assessments or charges which relate directly or indirectly to the employment by Franchisee of employees to operate the Franchised Business.

C.

In the conduct and operation of the Franchised Business, Franchisee shall fully comply with all applicable laws, including:

(1)

All applicable laws, rules and regulations, and shall timely obtain and maintain any and all permits, certificates, or licenses necessary for the full and proper conduct of the Franchised Business, including, without limitation, licenses to do business and fictitious name registrations, sales tax permits, zoning permits, fire clearances.

(2)

All applicable laws related to the access by people with disabilities regarding the construction, design and operation of the Franchised Premises.

(3)

All applicable anti-terrorism laws.  Further, Franchisee certifies, represents and warrants that neither Franchisee nor any of its affiliates or Owners is a Restricted Person.  For the purpose of this Agreement, “Restricted Persons” shall mean any of the following:  (1) the government of any country that is subject to an embargo imposed by the United States government; (2) entities located in, or organized under, the laws of any country that is subject to an embargo imposed by the United States government; (3) individuals that ordinarily reside in any country that is subject to an embargo imposed by the United States government; or (4) persons identified from time to time by any government or legal authority under applicable laws as a person with whom dealings and transactions by Franchisor and/or its Affiliates are prohibited or restricted, including persons designated on the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC) List of Specially Designated Nationals and Other Blocked Persons (including terrorists and narcotics traffickers), and similar restricted party listings, including those maintained by other governments pursuant to applicable United

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Nations, regional or national trade or financial sanctions.

(4)

All applicable laws pertaining to the privacy of consumer, employee, and transactional information (“Privacy Laws”).  Franchisee shall comply with Franchisor’s standards and policies pertaining to privacy information as set forth in the Manual or otherwise in writing by Franchisor.  If there is a conflict between Franchisor’s standards and policies and the Privacy Laws, Franchisee shall:  (i) comply with the requirements of the Privacy Laws; (ii) immediately give Franchisor written notice of such conflict; and (iii) promptly and fully cooperate with Franchisor’s and its counsel in determining the most effective way, if any, to meet Franchisor’s standards and policies pertaining to privacy information.

(5)

The United States Foreign Corrupt Practices Act, 15 U.S.C. §78dd-2 (“FCPA”) and all applicable laws of similar effect or nature.  In particular, Franchisee understands the FCPA’s prohibition of the payment or the gift of any item of value, either directly or indirectly, by a company organized under the laws of the United States of America or any of its states to an official, employee, or officer of, or person acting in an official capacity for, a government or international organization for the purpose of influencing any action or decision, or inducing him to use his influence with the government or organization in a manner contrary to his position or creating an improper advantage to assist Franchisor (or any agent, Affiliate or representative) in obtaining or retaining business for, with, or in that country or organization or directing business to any person.  Further, Franchisee represents and warrants that Franchisee and its affiliates do and shall comply with all applicable legal requirements and Franchisor’s policies against corrupt business practices, against money laundering and against facilitating or supporting persons who conspire to commit crimes or acts of terror against any person or government.

D.

In the event of any bona fide dispute as to liability for taxes assessed or other indebtedness, Franchisee may contest the validity or the amount of the tax or indebtedness in accordance with procedures of the taxing authority or applicable law; however, in no event shall Franchisee permit a tax sale or seizure by levy of execution or similar writ or warrant, or attachment by a creditor, to occur against the premises of the Franchised Business, or any improvements thereon.

XVII.

INDEPENDENT CONTRACTOR AND INDEMNIFICATION

A.

It is understood and agreed by the parties hereto that this Agreement does not create a fiduciary relationship between them; that Franchisee shall be an independent contractor; and that nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venturer, partner, employee, or servant of the other for any purpose whatsoever.  Franchisor and Franchisee acknowledge and agree that Franchisee is not a commercial agent of Franchisor or otherwise in relation to the System under any commercial agency/distributor law (or any similar law) in effect in the Area of Responsibility (if any) and Franchisee agrees not to present this Agreement for registration or recording with any governmental agency in connection with any such law.

B.

It is understood and agreed that nothing in this Agreement authorizes Franchisee to make any contract, agreement, warranty, or representation on Franchisor’s behalf, or to incur

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any debt or other obligation in Franchisor’s name; and that Franchisor shall in no event assume liability for, or be deemed liable hereunder as a result of, any such action, or by reason of any act or omission of Franchisee in its conduct of the Franchised Business, or any claim or judgment arising therefrom against Franchisee.

C.

Franchisee shall indemnify and hold Franchisor (and its Affiliates, and employees, officers and directors thereof) harmless from and against any and all liabilities, claims, actions, fines, damages, losses, costs, and expenses (including reasonable attorneys’ fees) arising out of, caused by or connected directly or indirectly with the operation of the Franchised Business, or the performance or nonperformance of Franchisee’s obligations hereunder, irrespective of whether such claims or suits shall be against Franchisor solely or as a defendant with Franchisee and/or other parties, and irrespective of whether any such claims or suits allege negligence on the part of Franchisor, and regardless of the jurisdictions in which any such claims or suits may be brought.

XVIII.

APPROVALS AND WAIVERS

A.

Whenever this Agreement requires the prior approval or consent of Franchisor, Franchisee shall make a timely written request to Franchisor therefor, and such approval or consent shall be obtained in writing.  Franchisor will also consider, in its sole discretion, other reasonable requests individually submitted in writing by Franchisee for Franchisor’s consent to a waiver of any obligation imposed by this Agreement.

B.

Franchisor makes no warranties or guarantees upon which Franchisee may rely, and assumes no liability or obligation to Franchisee, by providing any waiver, approval, consent or suggestion to Franchisee in connection with this Agreement, or by reason of any neglect, delay or denial of any request therefor.

C.

No failure of Franchisor to execute any power reserved to it by this Agreement, or to insist upon strict compliance by Franchisee with any obligation or condition hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of Franchisor’s right to demand exact compliance with any of the terms herein.  Waiver by Franchisor of any particular default by Franchisee shall not affect or impair Franchisor’s rights with respect to any subsequent default of the same, similar or different nature, nor shall any delay, forbearance or omission of Franchisor to exercise any power or right arising out of any breach or default by Franchisee of any of the terms, provisions or covenants hereof, affect or impair Franchisor’s right to exercise the same, nor shall such constitute a waiver by Franchisor of any right hereunder, or the right to declare any subsequent breach or default and to terminate this license prior to the expiration of its term.  Subsequent acceptance by Franchisor of any payments due to it hereunder shall not be deemed to be a waiver by Franchisor of any preceding breach by Franchisee of any terms, covenants or conditions of this Agreement.

XIX.

NOTICES

Any notice required or permitted to be given pursuant to this Agreement shall be in writing and shall be effective on the earlier of: (a) one business day after it is sent by a commercially recognized (e.g., FedEx or UPS) or postal service next business day delivery

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service; or (b) the fifth (5th) business day after it is sent by registered air mail (return receipt requested) to the appropriate party at the following notice address, or such other notice address as may be designated by the party to be notified.

The Franchisor’s notice address is:

Franchise Development Manager

Hertz Equipment Rental Corporation

225 Brae Boulevard

Park Ridge, New Jersey  07656

U.S.A

Franchisor’s agent for service of process in the State of New York (USA):

CT Corporation Systems

111 Eighth Avenue

New York, New York 10011

U. S. A.

The Franchisee’s notice address is:

Mongolia Equipment Rental Corporation

2300 W. Sahara Ave

Suite 800

Las Vegas, NV 89102

USA

With additional notice to be sent to:

Hogan Lovells (Ulaanbaatar) LLC

Suite 401, New Century Plaza

Sukhbaatar District, 1st Khoroo

Chinggis Avenue-15

Ulaanbaatar 211213

Mongolia

The notice addresses hereby given may be changed at any time by either party through written notice to the other.

XX.

ENTIRE AGREEMENT

This Agreement, when fully executed, shall supersede and cancel any and all prior and existing agreements, understandings, representations, or statements either oral or in writing, between the parties hereto with respect to the subject matter hereof, and contains all of the covenants and agreements between the parties with respect to the subject matter hereof.  Any amendment or modification of this Agreement is invalid unless made in writing, specifies with

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particularity the nature of such modification or amendment, and is signed by the parties hereto.  Franchisee acknowledges that neither Franchisor nor anyone on behalf of Franchisor has made any representations, inducements, promises or agreements, orally or otherwise, respecting the subject matter of this Agreement which are not embodied herein, and that no other representations induced Franchisee to execute this Agreement.

XXI.

SEVERABILITY AND CONSTRUCTION

A.

Each paragraph, part, term, and/or provision of this Agreement shall be considered severable; and if, for any reason, any paragraph, part, term, and/or provision herein is determined to be invalid and contrary to, or in conflict with, any existing or future law or regulation by a court or agency having valid jurisdiction, such shall not impair the operation of, or have any other effect upon, such other paragraphs, parts, terms, and/or provisions of this Agreement as may remain otherwise intelligible, and the latter shall continue to be given full force and effect and bind the parties hereto; and such invalid paragraphs, parts, terms, and/or provisions shall be deemed not to be a part of this Agreement.

B.

Except as specified to the contrary herein, nothing in this Agreement is intended, nor shall be deemed, to confer upon any person or legal entity other than Franchisor or Franchisee, and such of their respective successors and assigns as may be contemplated by Paragraph XII. hereof, any rights or remedies under or by reason of this Agreement.

C.

All captions in this Agreement are intended solely for the convenience of the parties, and none shall be deemed to affect the meaning or construction of any provision hereof.

D.

All references herein in the singular shall be construed to include the plural where applicable, and the masculine to include the neuter gender; and all covenants, agreements, and obligations herein assumed by Franchisee shall be deemed to be joint and several covenants, agreements, and obligations of the several persons named herein as Franchisee.

E.

This Agreement may be executed in triplicate, and each copy so executed shall be deemed an original.

XXII.

DISPUTE RESOLUTION

A.

COSTS AND ATTORNEYS’ FEES

If Franchisor incurs costs and expenses due to Franchisee’s failure to pay when due amounts owed to Franchisor, to submit when due any reports, information, or supporting records, or otherwise comply with this Agreement, Franchisee agrees, whether or not Franchisor initiates any action or proceeding, to reimburse Franchisor for all of the costs and expenses that Franchisor incurs, including, without limitation, reasonable accounting, attorneys’, arbitrators’ and related fees.

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B.

GOOD FAITH EFFORTS TO RESOLVE DISPUTE

Prior to the initiation of any arbitration proceeding set forth in Paragraph XXII.C., below, any dispute shall first be discussed in a face-to-face meeting between Franchisee and a corporate representative of Franchisor, each authorized to make binding commitments on behalf of their respective parties.  This meeting shall be held in person at Franchisor’s then current headquarters (presently in Park Ridge, New Jersey) and within thirty (30) days after the date of written notice given by either Franchisee or Franchisor to the other proposing such a meeting, unless Franchisor and Franchisee agree otherwise.  Franchisor and Franchisee agree that the written notice proposing such a meeting shall be subject to, and shall be dated prior to the expiration of the limitations period set forth in Paragraph XXII.G. below.

C.

ARBITRATION

Franchisee and Franchisor agree that all controversies, disputes, or claims between Franchisor and/or Franchisor’s Affiliates (and their respective equity holders, officers, directors, agents, and/or employees) and Franchisee and/or Franchisee’s affiliates (and their respective owners, officers, directors, agents, guarantors, and/or employees), if any, arising out of or related to:

(1)

This Agreement or any other agreement between Franchisor and Franchisee;

(2)

Franchisor’s relationship with Franchisee; or

(3)

The scope and validity of this Agreement or any other agreement between Franchisor and Franchisee or any provision of such agreements (including, but not limited to, the validity and scope of the arbitration obligations under this Paragraph, which the parties acknowledge is to be determined by an arbitrator and not a court);

shall be submitted for binding arbitration, on demand of either party, to the International Center for Dispute Resolution (“ICDR”).  The arbitration proceedings shall be conducted by one arbitrator and, except as this Paragraph otherwise provides, according to the then-current international arbitration rules of the ICDR. The arbitration panel shall consist of one (1) arbitrator, unless the claim amount exceeds ten million dollars ($10,000,000) in which case there shall be three (3) arbitrators.  The arbitrators shall have a minimum of ten (10) years international licensing or commercial transaction experience. All proceedings shall be conducted in the City of New York, New York, U.S.A.  The language of the arbitration shall be English.  All matters relating to arbitration shall be governed by the Federal Arbitration Act (9 U.S.C. §§ 1 et seq.).  Notwithstanding any other provision of this Paragraph XXII to the contrary, judgment upon the arbitrator’s award may be entered in any court of competent jurisdiction.  Each of the parties hereby waives all objections which it may have at any time to the laying of venue of any proceedings brought in such courts, waives any claim that such proceedings have been brought in an inconvenient forum and further waives the right to object with respect to such proceedings that any such court does not have jurisdiction over such party.

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The arbitrator shall have the right to award or include in his or her award any relief which he or she deems proper including, but not limited to, money damages (with interest on unpaid amounts from the date due), specific performance, injunctive relief, and attorneys’ fees and costs, provided that the arbitrator may not declare any Proprietary Marks generic or otherwise invalid or, except as expressly provided in Paragraph XXII.F. below, award any punitive or exemplary damages against either party which such damages the parties hereby expressly waive to the fullest extent permitted by law.

Other than as may be required by law, the entire arbitration proceeding (including, but not limited to, any rulings, decisions or orders of the arbitrator) shall remain confidential and not be disclosed to anyone other than the parties to this Agreement.

Franchisor and Franchisee agree to be bound by the provisions of any limitation on the period of time in which claims must be brought under applicable law or this Agreement, whichever expires earlier.  Franchisor and Franchisee further agree that, in any arbitration proceeding, each shall submit or file any claim which would constitute a compulsory counterclaim (as defined by Rule 13 of the Federal Rules of Civil Procedure) within the same proceeding as the claim to which it relates.  Any claim which is not submitted or filed as required is forever barred.  The arbitrator may not consider any settlement discussions or settlement offers that might have been made by either Franchisor or Franchisee.  Franchisor reserves the right, but has no obligation, to advance Franchisee’s share of the costs of any arbitration proceeding in order for such arbitration proceeding to take place and by doing so shall not be deemed to have waived or relinquished Franchisor’s right to seek the recovery of those costs in accordance with Paragraph XXII.A.

Franchisor and Franchisee agree that arbitration shall be conducted on an individual, not a class-wide, basis and that an arbitration proceeding between Franchisor and/or Franchisor’s Affiliates (and their respective equity holders, officers, directors, agents, and/or employees) and Franchisee and/or Franchisee’s affiliates (and their respective owners, officers, directors, agents, guarantors, and/or employees), if any, may not be consolidated with any other arbitration proceeding between Franchisor and any other person.  Notwithstanding the foregoing or anything to the contrary in this Paragraph, if any court or arbitrator determines that all or any part of the preceding sentence is unenforceable with respect to a dispute that otherwise would be subject to arbitration under this Paragraph XXII.C., then the parties agree that this arbitration clause shall not apply to that dispute and that such dispute shall be resolved in a judicial proceeding in accordance with this Paragraph XXII (excluding this Paragraph XXII.C.).

Despite Franchisor’s and Franchisee’s agreement to arbitrate, Franchisor and Franchisee shall each have the right to seek (in a proper case only) temporary restraining orders and temporary or preliminary injunctive relief from a court of competent jurisdiction, provided that the underlying claim is contemporaneously submitted for arbitration on the merits pursuant to this Paragraph XXII.C., provided further that for controversies, claims or disputes related to the Proprietary Marks, the covenants at Paragraph XV of this Agreement or any confidentiality obligations under this Agreement neither Franchisor nor Franchisee shall be required to simultaneously submit the underlying claim for arbitration on the merits and shall have the right

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to seek relief (including, without limitation, temporary restraining orders, temporary, preliminary or permanent injunctive relief or other equitable remedies) from a court of competent jurisdiction.

The provisions of this Paragraph XXII.C. are intended to benefit and bind Franchisor and/or Franchisor’s Affiliates (and their respective equity holders, officers, directors, agents, and/or employees) and Franchisee and/or Franchisee’s affiliates (and their respective owners, officers, directors, agents, guarantors, and/or employees), if any, and shall continue in full force and effect subsequent to and notwithstanding this Agreement’s expiration or termination.

D.

GOVERNING LAW

ALL MATTERS RELATING TO ARBITRATION SHALL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. §§ 1 ET SEQ.).  EXCEPT TO THE EXTENT GOVERNED BY THE FEDERAL ARBITRATION ACT, THE UNITED STATES TRADEMARK ACT OF 1946 (LANHAM ACT, 15 U.S.C. SECTIONS 1051 ET SEQ.), OR OTHER FEDERAL LAW, THIS AGREEMENT, THE LICENSE, AND ALL CLAIMS ARISING FROM THE RELATIONSHIP BETWEEN FRANCHISOR  AND FRANCHISEE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES.  NOTHING IN THIS PARAGRAPH XXII.D IS INTENDED BY THE PARTIES TO SUBJECT THIS AGREEMENT TO ANY FRANCHISE OR SIMILAR LAW, RULE, OR REGULATION TO WHICH THIS AGREEMENT WOULD NOT OTHERWISE BE SUBJECT, AND NO SUCH LAW, RULE OR REGULATION SHALL APPLY UNLESS ITS JURISDICTIONAL, DEFINITIONAL AND OTHER REQUIREMENTS ARE MET INDEPENDENTLY WITHOUT REFERENCE TO THIS PARAGRAPH.

E.

WAIVER OF PUNITIVE DAMAGES

EXCEPT FOR FRANCHISEE’S OBLIGATION TO INDEMNIFY FRANCHISOR FOR THIRD PARTY CLAIMS UNDER PARAGRAPH XVII.C., FRANCHISOR AND FRANCHISEE WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO OR CLAIM FOR ANY PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER AND AGREE THAT, IN THE EVENT OF A DISPUTE BETWEEN FRANCHISOR AND FRANCHISEE, EACH PARTY SHALL BE LIMITED TO EQUITABLE RELIEF AND TO RECOVERY OF ANY ACTUAL DAMAGES IT SUSTAINS.

F.

LIMITATIONS OF CLAIMS

Except for claims arising from Franchisee’s non-payment or underpayment of amounts Franchisee owes Franchisor, any and all claims and actions arising out of or relating to this Agreement brought by either party against the other, whether in an arbitration or in a legal action, shall be commenced within the time period in which claims shall be brought under applicable law, or one (1) year from the occurrence of the facts giving rise to such claim or

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action, whichever expires earlier, or such claim or action shall be barred; provided, however, that the one-year period for commencing an arbitration shall be tolled for a period not to exceed thirty (30) days while the parties seek to resolve the dispute under Paragraph XXII.B. if the notice required under Paragraph XXII.B. is given prior to the expiration of the one (1) year period referred to in this Paragraph XXII.G.

G.

RIGHTS OF PARTIES ARE CUMULATIVE

Franchisor’s and Franchisee’s rights under this Agreement are cumulative, and Franchisor’s or Franchisee’s exercise or enforcement of any right or remedy under this Agreement shall not preclude Franchisor’s or Franchisee’s enforcement of any other right or remedy that Franchisor or Franchisee are entitled by law to enforce.

XXIII.

ACKNOWLEDGMENTS

A.

Franchisee acknowledges that it has conducted an independent investigation of the business franchised hereunder, and recognizes that the business venture contemplated by this Agreement involves business risks and that its success will be largely dependent upon the ability of Franchisee as an independent businessperson.  Franchisor expressly disclaims the making of, and Franchisee acknowledges that it has not received, any warranty or guarantee, express or implied, as to the potential volume, profits or success of the business venture contemplated by this Agreement.

B.

Franchisee acknowledges that it has received, read and understood this Agreement and the Exhibits hereto; that Franchisor has fully and adequately explained the provisions of each to Franchisee’s satisfaction; and that Franchisor has accorded Franchisee ample time and opportunity to consult with advisors of Franchisee’s own choosing about the potential benefits and risks of entering into this Agreement.

XXIV.

 MISCELLANEOUS

A.

This Agreement shall not become binding upon Franchisor until approved, accepted and executed by its President or any Vice President.   To facilitate the execution of this Agreement by geographically separated parties, it may be executed in two or more counterparts, all of which shall constitute one agreement.  The execution by one party of any counterpart shall be sufficient execution by that party whether or not the same counterpart has been executed by any other party.  This Agreement shall become effective when each party has signed at least one counterpart.  All facsimile executions shall be treated as originals for all purposes.  The parties shall do and cause to be done all such acts, matters and things and shall execute and deliver all such documents and instruments as shall be required to enable the parties to perform their respective obligations under, and to give effect to the transactions contemplated by, this Agreement. Without limiting the foregoing, with respect to any power of attorney granted by this Agreement which would be required to be in a specific form, translated into another language or executed in a particular manner for it to be binding and enforceable in any country, Franchisee agrees to execute in the required form and manner a separate power of attorney meeting all such legal requirements to ensure enforceability.

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B.

This Agreement shall be approved by, and/or registered or recorded with, such governmental authorities, as determined by Franchisor in its discretion.  Franchisor and Franchisee agree (a) to cooperate with each other in connection with any dealings with all governmental authorities relating to this Agreement,  (b) that neither shall submit any information to governmental authorities with respect to this Agreement without the other’s prior written approval which approval shall not be unreasonably withheld, and (c) the parties shall share equally the expenses of obtaining approval of,  and/or registering or recording this Agreement,  and any amendment hereto or thereto,  including all legal and other professional expenses (including translation expenses and disbursements),  with the appropriate governmental authorities (except as provided in Paragraph VI.A. (9) above).  If such governmental agency should require the alteration or modification of any term or condition of this Agreement or of the performance of the parties hereunder, and if Franchisor considers the requested alteration or modification to be material and adverse to Franchisor, then Franchisor may terminate this Agreement by giving written notice to this effect to Franchisee within sixty (60) days of notice of such governmental requirement.

C.

This Agreement has been executed in English.  If executed in a local language, the English version will control for all purposes, including any controversies, disputes or claims that will be resolved by arbitration or other legal proceeding.  If, in either case, a version translated into local language is required, Franchisee will prepare the translation, provided that Franchisor retains the right to approve such translation.  All communication between Franchisor and Franchisee will be in English.  If translation of any communication into local language is required, Franchisee is responsible for any costs incurred to accomplish this, including any cost Franchisor incurs in order to verify that a translation provided by Franchisee is accurate.  Franchisee acknowledges that any translation, whether commissioned or paid for by Franchisor or Franchisee, shall be the property of Franchisor and constitute a part of Franchisor’s confidential information.  Franchisee shall execute any assignments or other documents necessary to effect Franchisor’s ownership of such translations.

D.

Except as otherwise expressly provided herein, neither party shall be liable for loss or damage or deemed to be in breach of this Agreement if its failure to perform its obligations results from:  (a) windstorms, rains, floods, earthquakes, typhoons, mudslides or other similar natural causes; (b) fires, strikes, embargoes, war, terrorist acts, or riots; or (c) acts of  government, or (d) any other event or cause beyond the reasonable control of the party affected (“Force Majeure”).  Any delay resulting from any of such causes, other than a Political Event, shall extend performance accordingly or excuse performance, in whole or in part, as may be reasonable, except that no such cause shall excuse payment of amounts owed at the time of such occurrence or payment of amounts due to Franchisor subsequent to such occurrence.  Notwithstanding the foregoing, if any Force Majeure continues for more than ninety (90) days, Franchisor shall have the right to terminate this Agreement in its entirety.

E.

The parties shall cooperate with each other on all press releases and other public statements relating to this Agreement and marketing, promotional, and solicitation materials relating to this Agreement.  Neither party shall issue any press release or other public statement relating to this Agreement without the prior written approval of the other party, except for any public statement required under applicable laws (including reporting requirements applicable to public companies).  With respect to any public statement required under applicable laws

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(including reporting requirements applicable to public companies), the issuing party shall provide the other party with a reasonable opportunity to review and comment upon any such statement prior to its issuance.

F.

Simultaneously with Franchisee’s execution of this Agreement, Franchisee shall cause the Guaranty and Undertaking attached to this Agreement as Exhibit D to be executed by the Owner or other party approved by Franchisor.

G.

All obligations under this Agreement, which expressly or by their nature survive the expiration or termination of this Agreement, shall continue in full force and effect until they are satisfied in full or by their nature expire.

H.

Franchisee shall execute a general release, in a form satisfactory to Franchisor, of any and all claims against Franchisor and its Affiliates and their officers, directors and employees, in their corporate and individual capacities, for claims arising before the signing of this Agreement, including, without limitation, claims arising under all local laws, rules, and ordinances.

IN WITNESS WHEREOF, the parties hereto have duly executed these presents, on the day and year first above written in this Agreement.

[signature page follows]

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HERTZ EQUIPMENT RENTAL CORPORATION	MONGOLIA EQUIPMENT RENTAL CORPORATION
(FRANCHISOR)	(FRANCHISEE)
BY: /s/ Naren Srinivasan	BY: /s/ Gary Kucher
TITLE: Vice President, Strategy and Corporate Development	TITLE: CEO

CONSENT BY HERTZ SYSTEM, INC.

Hertz System, Inc., a Delaware, U.S.A., corporation having its principal office in Park Ridge, New Jersey, U.S.A., in consideration of the execution of the foregoing Agreement by the Franchisee named therein and the performance by such Franchisee of its obligations thereunder, hereby agrees to permit Franchisee, during the term of said Agreement, to use in the conduct of the Franchised Business, the Proprietary Marks (as defined therein) in accordance with the terms of said Agreement, PROVIDED THAT Franchisee shall not use, cause to be used, or attempt to use any Proprietary Marks, including the name "Hertz", as a corporate or other business name or as any part of a corporate or business name, or to purchase, sell, license or register vehicles or equipment under a name that includes any Proprietary Marks, including the name "Hertz," in any manner whatsoever.

IN WITNESS WHEREOF, Hertz System, Inc. has duly executed and delivered this Consent this 21 day of March, 2013.

HERTZ SYSTEM, INC.

By: /s/ Naren Srinivasan

       Vice President

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